[MERRILL LOGO]                   [KEYBANK LOGO]                  [JPMORGAN LOGO]


               PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                          $808,638,000 (APPROXIMATE)


                    MERRILL LYNCH MORTGAGE TRUST 2003-KEY1
                                    Issuer
        Commercial Mortgage Pass-Through Certificates, Series 2003-KEY1
          Class A-1, Class A-2, Class B, Class C, Class D and Class E

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   Depositor

                     MERRILL LYNCH MORTGAGE LENDING, INC.
                         KEYBANK NATIONAL ASSOCIATION
                              JPMORGAN CHASE BANK

                             Mortgage Loan Sellers

                   KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                            Initial Master Servicer


                             ARCAP SERVICING, INC.
                           Initial Special Servicer

                      LA SALLE BANK NATIONAL ASSOCIATION
                                Initial Trustee

                               ABN AMROBANK N.V.
                              Initial Fiscal Agent


                               OCTOBER 28, 2003


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, McDonald Investments Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston LLC and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in this material, whether regarding the assets backing any securities or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.


MERRILL LYNCH & CO.                                                    JPMORGAN

CREDIT SUISSE FIRST BOSTON         MCDONALD INVESTMENTS          MORGAN STANLEY
                                    A KEYCORP COMPANY

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------
OFFERED CERTIFICATES

                                                          APPROX.
           EXPECTED       INITIAL         APPROX.       PERCENTAGE
           RATINGS      CERTIFICATE    TOTAL INITIAL    OF INITIAL        WEIGHTED        PRINCIPAL    ASSUMED FINAL
        -------------    PRINCIPAL         CREDIT        MORTGAGE         AVERAGE         WINDOW(2)     DISTRIBUTION
 CLASS   FITCH   S&P     BALANCE(1)       SUPPORT      POOL BALANCE   LIFE (YEARS)(2)    (MON./YR.)       DATE(2)      RATE TYPE
---------------------------------------------------------------------------------------------------------------------------------
   A-1    AAA    AAA   $201,373,000       14.500%         19.078%          5.700        12/03--05/11        May 2011      (3)
---------------------------------------------------------------------------------------------------------------------------------
   A-2    AAA    AAA   $521,502,000       14.500%         49.406%          9.745        05/11--11/13   November 2013      (3)
---------------------------------------------------------------------------------------------------------------------------------
    B      AA     AA   $ 34,305,000       11.250%          3.250%          9.978        11/13--11/13   November 2013      (3)
---------------------------------------------------------------------------------------------------------------------------------
    C     AA-    AA-   $ 15,834,000        9.750%          1.500%          9.978        11/13--11/13   November 2013      (3)
---------------------------------------------------------------------------------------------------------------------------------
    D      A      A    $ 25,069,000        7.375%          2.375%          9.978        11/13--11/13   November 2013      (3)
---------------------------------------------------------------------------------------------------------------------------------
    E      A-     A-   $ 10,555,000        6.375%          1.000%          9.978        11/13--11/13   November 2013      (3)
---------------------------------------------------------------------------------------------------------------------------------

NON-OFFERED CERTIFICATES

                          INITIAL
                        CERTIFICATE                    APPROX.
           EXPECTED      PRINCIPAL     APPROX.       PERCENTAGE
           RATINGS      BALANCE OR  TOTAL INITIAL    OF INITIAL      WEIGHTED      PRINCIPAL   ASSUMED FINAL
        -------------    NOTIONAL      CREDIT         MORTGAGE     AVERAGE LIFE    WINDOW(2)   DISTRIBUTION
 CLASS   FITCH   S&P     AMOUNT(1)     SUPPORT      POOL BALANCE    (YEARS)(2)    (MON./YR.)      DATE(2)      RATE TYPE
-------------------------------------------------------------------------------------------------------------------------
   A1-A   (4)    (4)   $179,617,000    14.500%        17.016%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     F    (4)    (4)   $ 11,875,000     5.250%         1.125%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     G    (4)    (4)   $  7,917,000     4.500%         0.750%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     H    (4)    (4)   $ 10,555,000     3.500%         1.000%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     J    (4)    (4)   $  5,278,000     3.000%         0.500%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     K    (4)    (4)   $  5,278,000     2.500%         0.500%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     L    (4)    (4)   $  3,958,000     2.125%         0.375%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     M    (4)    (4)   $  6,597,000     1.500%         0.625%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     N    (4)    (4)   $  2,639,000     1.250%         0.250%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     P    (4)    (4)   $  1,320,000     1.125%         0.125%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
     Q    (4)    (4)   $ 11,874,925     0.000%         1.125%          (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
   WW-X   (4)    (4)        (5)          N/A            N/A            N/A            (4)          (4)          Variable
-------------------------------------------------------------------------------------------------------------------------
   WW-1   (4)    (4)   $  4,134,000      N/A            N/A            (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
   WW-2   (4)    (4)   $  4,145,000      N/A            N/A            (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
   WW-3   (4)    (4)   $ 12,721,000      N/A            N/A            (4)            (4)          (4)            (3)
-------------------------------------------------------------------------------------------------------------------------
    XC    (4)    (4)        (5)          N/A            N/A            (4)            N/A          (4)          Variable
-------------------------------------------------------------------------------------------------------------------------
    XP    (4)    (4)        (5)          N/A            N/A            (4)            N/A          (4)          Variable
-------------------------------------------------------------------------------------------------------------------------

   (1) In the case of each such class, subject to a permitted variance of plus or minus 5%.
   (2) As of the cut-off date, the weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates (or, in the case of ARD Loans, their anticipated repayment dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield Considerations" in the prospectus supplement.
   (3) The pass-through rates on the class A-1, class A-2, class A-1A, class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class P, class Q, class WW-1, class WW-2 and class WW-3 certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans or, in the case of the 77 West Wacker Drive Mortgage Loan, the interest rate on the 77 West Wacker Drive Pooled Component only (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate or the rate described in clause (ii) above or (iv) the rate described in clause
         (ii) above less a specified percentage.
   (4) Not offered pursuant to the prospectus and prospectus supplement. Any information provided herein regarding the terms of these certificates is provided only to enhance your understanding of the offered certificates.
   (5) The class XC, class XP and class WW-X certificates will not have a certificate balance and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC, class XP and class WW-X certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC, class XP and class WW-X certificates for each distribution date will equal the rate specified in the prospectus supplement.

                                     NOTES


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

STRUCTURAL REPRESENTATION(1)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


                               ADMINISTRATIVE FEE

                             class XC Certificates
                                  (Non-Offered)


                            class XP Certificates(2)
                                 (Non-Offered)

   class          class          class          class          class          class          class          class          class
    A-1            A-1A           A-2             B              C              D              E              F              G
certificates   certificates   certificates   certificates   certificates   certificates   certificates   certificates   certificates
 (Offered)        (Non-        (Offered)      (Offered)      (Offered)      (Offered)      (Offered)        (Non-          (Non-
                 Offered)                                                                                  Offered)       Offered)


  AAA/AAA                       AAA/AAA         AA/AA         AA-/AA-          A/A            A-/A-



   class          class          class          class         Remaining
     H              J              K              L          Non-Offered
certificates   certificates   certificates   certificates    certificates
   (Non-          (Non-          (Non-          (Non-        (Other than
  Offered)       Offered)       Offered)       Offered)       class WW-1,
                                                              class WW-2,
                                                              class WW-3,
                                                                 and
                                                              class WW-X
                                                             certificates





1 The structural representation is depicted as of the cut-off date.

2 The interest rate for the class XP certificates will equal the weighted average of the class XP strip rates. The class XP strip rates relate to and accrue on for the following components: (a) from the initial distribution date through the distribution date in ___________, components corresponding to a portion of the Class A-1 and the Class A-1A certificates, and the certificate balances of the class A-2 certificates through the class L certificates, (b) from the distribution date in ___________ through the distribution date in ____________, components corresponding to a portion of the class A-1 and the class A-1A certificates, and the certificate balances of the class A-2 certificates through the class L certificates, (c) from the distribution date in ______________ through the distribution date in _____________, components corresponding to a portion of the class A-1, the class A-1A and the Class J certificates and the certificate balances of the class A-2 certificates through the class H certificates, (d) from the
  distribution date in     through the distribution date in _______________,
  components corresponding to a portion of the class A-1, the class A-1A and the class G certificates and the certificate balances of the class A-2 certificates through the class F certificates, (e) from the distribution date in __________ through the distribution date in ___________, components corresponding to a portion of the class A-1, the class A1-A and Class F certificates and the certificate balances of the class A-2 certificates through the class E certificates, (f) from the distribution date in _________ through the distribution date in _____________, components corresponding to a portion of the class A-2, the class A-1A and Class D certificates and the certificate balances of the class B certificates through the class C certificates, and (g) from the distribution date in ___________ through the distribution date in ____________, components corresponding to a portion of the class A-2, class A-1A and class D certificates and the certificate balances of the class B and class C certificates. After the distribution date in ______________, the class XP strip rates will all be 0% per annum. The pass-through rate of the class XC certificates will equal the weighted average of the XC strip rates as further described in the prospectus supplement.

Note: classes are not drawn to scale

                                     NOTES







This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
NOTE:  CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
       MEANINGS ASCRIBED TO THEM IN THE RELATED PROSPECTUS SUPPLEMENT.

ISSUE TYPE      Sequential pay REMIC. Class A-1, class A-2, class B, class C, class D and class E certificates are offered publicly. All other certificates will be privately placed to qualified institutional buyers or to institutional accredited investors.

CUT-OFF DATE    With respect to each mortgage loan, the related due date of such mortgage loan in November 2003, or such other date specified in the preliminary prospectus supplement.

MORTGAGE POOL   The mortgage pool consists of 79 mortgage loans with an
                aggregate initial mortgage pool balance (excluding the 77 West
                Wacker Drive non-pooled component) of $1,055,546,925, subject to a variance of plus or minus 5%. The mortgage loans are secured by 111 mortgaged real properties located throughout 31 states.

LOAN GROUPS     For purposes of making distributions to the class A-1, class
                A-2 and class A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 56 mortgage loans, representing approximately 83.0% of the initial mortgage pool balance and loan group 2 will consist of 23 mortgage loans, representing approximately 17.0% of the initial mortgage pool balance. Loan group 2 will include approximately 76.3% of all the mortgage loans secured by multifamily properties and approximately 37.9% of all the mortgage loans secured by manufactured housing properties.

ISSUER          Merrill Lynch Mortgage Trust 2003-KEY1

DEPOSITOR       Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN   Merrill Lynch Mortgage Lending, Inc (MLML).... 67.6% of initial mortgage pool balance.
SELLERS         KeyBank National Association (KEY)............ 19.3% of initial mortgage pool balance.
                JPMorgan Chase Bank (JPM)..................... 13.2% of initial mortgage pool balance.

UNDERWRITERS    Merrill Lynch, Pierce, Fenner & Smith Incorporated
                J.P. Morgan Securities Inc.
                McDonald Investments Inc.
                Credit Suisse First Boston LLC
                Morgan Stanley & Co. Incorporated

INITIAL TRUSTEE LaSalle Bank National Association

INITIAL FISCAL
  AGENT         ABN AMRO Bank N.V.

INITIAL MASTER  KeyCorp Real Estate Capital Markets, Inc.
SERVICER
INITIAL SPECIAL ARCap Servicing, Inc.
SERVICER
RATING AGENCIES Fitch, Inc.
                Standard and Poor's Ratings Services

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

TRANSACTION TERMS

--------------------------------------------------------------------------------
DENOMINATIONS   $25,000 minimum for the offered certificates.

CLOSING DATE    On or about November 20, 2003.

SETTLEMENT
TERMS           Book-entry through DTC for all offered certificates.

DETERMINATION   For any distribution date, the fourth business day prior to the
DATE            distribution date.

DISTRIBUTION    The 12th day of each month or, if the 12th day is not a
DATE            business day, on the next succeeding business day, beginning in
                December 2003.

INTEREST        Each class of offered certificates will be entitled on each
DISTRIBUTIONS   distribution date to interest accrued during the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date. Interest on the offered certificates will be calculated on the basis of twelve 30-day months and a 360-day year. Interest on the offered certificates will be distributed on each distribution date, to the extent of available funds, in sequential order of class designations, except that the class A-1, class A-2, class A-1A, class XC and class XP rank pari passu in entitlement to interest. In general, payments of interest in respect of the class A-1 and A-2 certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class XC and XP certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes without regard to loan groups. Any available funds attributable to interest on the 77 West Wacker Drive Non-Pooled Component will be applied to make payments of interest on the class WW-1, class WW-2, class WW-3 and class WW-X certificates.

PRINCIPAL       Except as described below, principal will be distributed on each
DISTRIBUTIONS   distribution date, to the extent of available funds, to the class of sequential pay certificates outstanding with the earliest alphabetical/numerical class designation until, its certificate balance is reduced to zero. To the extent of principal received with respect to mortgage loans in loan group
                1, payments of principal are made (i) to the class A-1 and class
                A-2 certificates, in that order, and, after the class A-1A certificates have been reduced to zero, the funds received with respect to principal on mortgage loans in loan group 2, in each case until the certificate balance of the subject class of certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received with respect to principal on mortgage loans in loan group 2 and, after the class A-2 certificates have been reduced to zero, the funds received with respect to principal on mortgage loans in loan group 1, until the certificate balance of the class A-1A certificates is reduced to zero. Following retirement of the class A-1, class A-2 and class A-1A certificates, amounts allocated to principal on all mortgage loans will be distributed on each distribution date to the class B, class C, class D, class E, class F, class G, class H, class J, class K, class L, class M, class N, class P and class Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero. Any available funds attributable to principal on the 77 West Wacker



This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

TRANSACTION TERMS

--------------------------------------------------------------------------------
                Drive Non-Pooled Component will be applied to make payments of principal on the class WW-1, class WW-2 and class WW-3 certificates. If, due to losses, the certificate balances of the class B through class Q certificates are reduced to zero, payments of principal to the class A-1, class A-2 and class A-1A certificates will be made on a pro rata basis, without regard to loan groups.

LOSSES Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, class P, class N, class M, class L, class K, class J, class H, class G, class F, class E, class D, class C, and class B certificates, in that order, and then, pro rata, to the class A-1, class A-2 and class A-1A certificates. Any losses realized on the mortgage loans will not be allocated to any class of class WW certificates (other than realized losses on the 77 West Wacker Drive Loan). Losses realized on the 77 West Wacker Drive Loan will be allocated to the class WW-3, class WW-2 and class WW-1 certificates, to the extent of the certificate balance of such classes of certificates, before being allocated to any other class of certificates.

PREPAYMENT      Any prepayment premiums or yield maintenance charges collected
PREMIUMS AND    will be distributed to certificateholders on the distribution
YIELD           date following the collection period in which the prepayment
MAINTENANCE     occurred. On each distribution date, the holders of each class
CHARGES         of offered certificates and the class F, class G, class H and class A-1A certificates then entitled to principal distributions will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on such distribution date, and the denominator of which is the Principal Distribution Amount for such distribution date, provided that with respect to the class
                A-1, class A-2 and class A-1A certificates, such entitlement is limited to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group applicable to such classes of certificates.

                The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class XC certificates.

ADVANCES The master servicer and, if it fails to do so, the trustee or the fiscal agent will be obligated to make P&I advances and servicing advances, including delinquent property taxes and insurance, but only to the extent that such advances are deemed recoverable, and, in the case of P&I advances, subject to appraisal reductions that may occur.

APPRAISAL       An appraisal reduction generally will be created in the amount,
REDUCTIONS      if any, by which the principal balance of a required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged property plus all escrows and reserves (including letters of credit) held with respect to the mortgage loan. As a result of calculating an Appraisal Reduction Amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates. A required appraisal loan will cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------
OPTIONAL        The master servicer, the special servicer and certain
TERMINATION     certificateholders will have the option to terminate the trust, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated principal balance of the mortgage loans then outstanding is less than 1.0% of the initial mortgage pool balance plus the balance of the 77 West Wacker Drive Non-Pooled Component. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.

CONTROLLING     The class of sequential pay certificates (a) which bears the
CLASS           latest alphabetical class designation (other than the class
                WW-1, class WW-2 and class WW-3 certificates) and (b) the certificate balance of which is (i) greater than 25% of its original certificate balance and (ii) equal to or greater than 1.0% of the sum of the original certificate balances of all the sequential pay certificates; provided, however, that if no class of sequential pay certificates satisfies clause (b) above, the controlling class will be the outstanding class of sequential pay certificates bearing the latest alphabetical class designation; provided, further, with respect to certain issues related to the Fairfield Commons Mortgage Loan and the mortgage loans with junior companion loans, the holder of the related companion loan will have certain rights to direct the special servicer, as described in the prospectus supplement and with respect to the 77 West Wacker Drive Loan, the most subordinate class outstanding of the class WW-1, class WW-2 and class WW-3 certificates with respect to such loan will have certain rights to direct the special servicer, as described in the prospectus supplement.

ERISA           The offered certificates are expected to be ERISA eligible.

SMMEA The class A-1, A-2 and B certificates are expected to be "mortgage-related securities" for the purposes of SMMEA so long as they remain rated in one of the two highest rating categories by a nationally recognized statistical rating organization.





This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

CONTACTS



            MERRILL LYNCH & CO.                        JPMORGAN
               John Mulligan                         Brian Baker
          (212) 449-3860 (Phone)               (212) 834-3813 (Phone)
          (212) 738-1491 (Fax)                 (212) 834-6598 (Fax)

                 Rich Sigg                           Glenn Riis
          (212) 449-3860 (Phone)               (212) 834-3813 (Phone)
          (212) 738-1491 (Fax)                 (212) 834-6598 (Fax)

               David Rodgers                        Andrew Taylor
          (212) 449-3611 (Phone)               (212) 834-3813 (Phone)
          (212) 449-3658 (Fax)                 (212) 834-6598 (Fax)



 CREDIT SUISSE FIRST BOSTON      MCDONALD INVESTMENTS         MORGAN STANLEY
         Barry Polen              A KEYCORP COMPANY            Kara McShane
   (212) 325-3295 (phone)          Audrey Saccardi        (212) 761-2164 (phone)
    (212) 325-8106 (fax)        (216) 443-2602 (phone)     (212) 507-5062 (fax)
                                 (216) 443-3801 (fax)

         Dan Wolins                 Joe Chinnici               Jahan Moslehi
  (212) 538-6282 (phone)       (216) 443-2890 (phone)     (212) 761-2177 (phone)
   (212) 743-5556 (fax)         (216) 443-3801 (fax)       (212) 507-5067 (fax)


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)


All numerical information and statistical data concerning the mortgage loans is approximate. For mortgage loans secured by multiple properties, the cut-off date balance is allocated loan balances specified in the related loan documents or, to the extent not specified in the related loan documents, it is allocated on an individual property's appraised value as a percentage of the total appraised value of all mortgaged real properties securing the same mortgage loan. All weighted average information regarding the mortgage loans reflects the weighting of the mortgage loans based on their scheduled principal balances as of the cut-off date. All information presented herein (including loan-to-value ratios and debt service coverage ratios) with respect to the mortgage loans with companion loans is calculated without regard to the companion loans, except in the case of the Fairfield Commons mortgage loan, in which case such information, to the extent it relates to debt service coverage and loan-to-value ratios, is calculated taking into account the related pari passu companion loan. Unless otherwise indicated, all figures presented and all percentages represent the indicated percentage of the aggregate principal balance of the pool of mortgage loans, the mortgage loans in loan group 1 or the mortgage loans in loan group 2, as the case may be, in each case, as of the cut-off date. In addition, such information includes only the 77 West Wacker Drive Pooled Component. Original and remaining term to stated maturity and loan-to-value ratio at maturity tables are based on the anticipated repayment dates for mortgage loans with anticipated repayment dates.

GENERAL CHARACTERISTICS

--------------------------------------------------------------------------------

                                                                        ALL MORTGAGE           LOAN              LOAN
                                                                            LOANS             GROUP 1           GROUP 2
Initial mortgage pool/loan group balance ...........................   $1,055,546,925      $875,928,947      $179,617,978
Number of mortgage loans ...........................................               79                56                23
Number of mortgaged real properties ................................              111                80                31
Percentage of investment-grade, shadow rated loans .................             36.5%             44.0%              0.0%
Average cut-off date principal balance .............................   $   13,361,353      $ 15,641,588      $  7,809,477
Maximum cut-off date principal balance .............................   $  145,000,000      $145,000,000      $ 41,248,141
Minimum cut-off date principal balance .............................   $    1,250,000      $  1,250,000      $  2,048,224
Weighted average mortgage interest rate ............................            5.468%            5.469%            5.462%
Maximum mortgage interest rate .....................................            6.950%            6.950%            6.080%
Minimum mortgage interest rate .....................................            3.968%            3.968%            4.560%
Number of crossed loan pools .......................................                3                 3                 0
Crossed loan pools as a percentage of initial mortgage pool/loan
 group balance .....................................................              5.1%              6.1%              0.0%
Number of single note multi-property pools .........................                7                 4                 3
Single note multi-property pools as a percentage of initial mortgage
 pool/loan group balance ...........................................             15.6%             16.5%             11.7%
Weighted average underwritten debt service coverage ratio ..........             1.88x             1.93x             1.65x
Maximum underwritten debt service coverage ratio ...................            15.33x             5.83x            15.33x
Minimum underwritten debt service coverage ratio ...................             1.20x             1.24x             1.20x
Weighted average cut-off date loan-to-value ratio ..................            63.21%            61.20%            73.02%
Maximum cut-off date loan-to-value ratio ...........................            81.80%            81.80%            80.00%
Minimum cut-off date loan-to-value ratio ...........................             7.52%            20.69%             7.52%
Weighted average original term to maturity or anticipated
 repayment date (months) ...........................................              115               116               112
Maximum original term to maturity or anticipated repayment date
 (months) ..........................................................              180               180               120
Minimum original term to maturity or anticipated repayment date
 (months) ..........................................................               60                60                60
Weighted average remaining term to maturity or anticipated
 repayment date (months) ...........................................              114               115               111
Maximum remaining term to maturity or anticipated repayment date
 (months) ..........................................................              177               177               120
Minimum remaining term to maturity or anticipated repayment date
 (months) ..........................................................               59                60                59

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                  % OF INITIAL POOL BALANCE BY PROPERTY TYPE

                           % OF INITIAL
                          MORTGAGE POOL                               MANUFACTURED    MIXED                    SELF
 STATE                       BALANCE     RETAIL  OFFICE  MULTIFAMILY    HOUSING        USE     HOSPITALITY    STORAGE   INDUSTRIAL
Florida ................       15.9%      10.7%     --       0.9%          1.1%        3.2%         --           --         --
Illinois ...............       14.5%       0.5%   13.7%       --            --          --          --           --        0.3%
Massachusetts ..........       12.5%      10.8%     --        --           1.1%        0.4%         --          0.2%        --
New York ...............        7.5%       0.6%    2.9%      4.1%           --          --          --           --         --
California .............        6.4%       1.6%    2.0%      0.9%           --          --         0.5%         1.4%        --
  Southern(1)...........        4.9%       1.1%    2.0%       --            --          --         0.5%         1.4%        --
  Northern(1)...........        1.5%       0.5%     --       0.9%           --          --          --           --         --
Michigan ...............        5.8%       0.7%     --        --           5.2%         --          --           --         --
Ohio ...................        5.8%       3.9%     --       1.8%           --          --          --           --         --
Minnesota ..............        4.5%       0.7%     --        --           3.8%         --          --           --         --
Washington .............        3.5%       0.9%     --       2.2%           --          --          --          0.4%        --
Texas ..................        3.1%        --      --       1.7%          0.2%         --         1.2%          --         --
Arizona ................        2.8%       1.2%     --       1.6%           --          --          --           --         --
Colorado ...............        2.7%       0.7%    2.0%       --            --          --          --           --         --
Georgia ................        1.4%       1.1%     --       0.3%           --          --          --           --         --
Wyoming ................        1.4%        --      --        --           0.6%         --         0.8%          --         --
North Dakota ...........        1.3%       1.3%     --        --            --          --          --           --         --
New Mexico .............        1.0%        --      --        --            --         0.5%         --           --        0.6%
Montana ................        1.0%        --      --        --            --          --         1.0%          --         --
Kentucky ...............        1.0%        --      --       1.0%           --          --          --           --         --
New Jersey .............        0.9%       0.3%     --       0.7%           --          --          --           --         --
Louisiana ..............        0.9%       0.9%     --        --            --          --          --           --         --
North Carolina .........        0.9%       0.9%     --        --            --          --          --           --         --
Pennsylvania ...........        0.9%       0.4%     --        --            --          --          --           --        0.5%
Arkansas ...............        0.7%        --      --        --            --          --         0.7%          --         --
Indiana ................        0.7%       0.7%     --        --            --          --          --           --         --
Connecticut ............        0.6%        --      --       0.3%           --         0.3%         --           --         --
Oregon .................        0.5%        --      --        --           0.5%         --          --           --         --
Kansas .................        0.5%        --      --       0.5%           --          --          --           --         --
Alaska .................        0.4%        --      --        --            --          --          --          0.4%        --
Alabama ................        0.3%       0.3%     --        --            --          --          --           --         --
South Carolina .........        0.2%       0.2%     --        --            --          --          --           --         --
New Hampshire ..........        0.1%        --      --        --            --          --          --          0.1%        --
                              -----       ----    ----      ----          ----         ---         ---          ---        ---
Total ..................      100.0%      38.3%   20.7%     16.1%         12.5%        4.4%        4.2%         2.5%       1.4%
                              -----       ----    ----      ----          ----         ---         ---          ---        ---

(1) For purposes of determining whether a mortgage real property is located in Northern California or Southern California, mortgage real properties with zip codes of greater than 93600 are included within the Northern category and those with zip codes less than 93600 are included within the Southern category.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                                                                           CUT-OFF DATE    % OF INITIAL MORTGAGE
                                                    NUMBER OF MORTGAGE      PRINCIPAL              POOL
                                                          LOANS             BALANCE(1)           BALANCE
Interest-only Loans .............................            5            $ 48,275,000              4.6%
Single Tenant ...................................            9              57,096,664              5.4
Loans  (greater than) 50% Single Tenant .........           18             109,584,794             10.4
Current Secondary Debt ..........................            3              16,013,514              1.5
Future Secondary Debt Permitted .................            8              49,323,465              4.7
Lockbox .........................................           30             780,570,696             73.9
Escrow Types
  TI/LC .........................................           19             295,060,746             28.0
  Real Estate Tax ...............................           57             707,965,261             67.1
  Insurance .....................................           50             524,786,988             49.7
  Replacement Reserves ..........................           62             839,260,460             79.5

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

                                                                           CUT-OFF DATE    % OF INITIAL MORTGAGE
                                                    NUMBER OF MORTGAGE      PRINCIPAL             POOL 1
                                                          LOANS             BALANCE(1)             BALANCE
Interest-only Loans .............................            4            $ 45,175,000              5.2%
Single Tenant ...................................            9              57,096,664              6.5
Loans  (greater than) 50% Single Tenant .........           18             109,584,794             12.5
Current Secondary Debt ..........................            1               7,994,076              0.9
Future Secondary Debt Permitted .................            5              29,958,465              3.4
Lockbox .........................................           26             720,898,072             82.3
Escrow Types
  TI/LC .........................................           19             295,060,746             33.7
  Real Estate Tax ...............................           37             547,712,283             62.5
  Insurance .....................................           32             414,782,151             47.4
  Replacement Reserves ..........................           41             667,964,728             76.3

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

                                                                           CUT-OFF DATE    % OF INITIAL MORTGAGE
                                                    NUMBER OF MORTGAGE      PRINCIPAL             POOL 2
                                                          LOANS             BALANCE(1)             BALANCE
Interest-only Loans .............................            1            $  3,100,000              1.7%
Single Tenant ...................................            0                       0                0
Loans  (greater than) 50% Single Tenant .........            0                       0                0
Current Secondary Debt ..........................            2               8,019,438              4.5
Future Secondary Debt Permitted .................            3              19,365,000             10.8
Lockbox .........................................            4              59,672,624             33.2
Escrow Types
  TI/LC .........................................            0                       0                0
  Real Estate Tax ...............................           20             160,252,978             89.2
  Insurance .....................................           18             110,004,837             61.2
  Replacement Reserves ..........................           21             171,295,733             95.4

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF ENTIRE MORTGAGE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                             # OF
            RANGE OF                        MORT-      AGGREGATE
           PRINCIPAL                         GAGE     CUT-OFF DATE   % OF
           BALANCES                         LOANS     BALANCE ($)    POOL
 $  1,250,000 -   1,999,999                    6   $   10,466,258     1.0%
    2,000,000 -   2,999,999                    8       20,106,203     1.9
    3,000,000 -   3,999,999                   18       64,267,977     6.1
    4,000,000 -   4,999,999                    7       31,627,996     3.0
    5,000,000 -   5,999,999                    5       27,164,455     2.6
    6,000,000 -   6,999,999                    4       26,630,050     2.5
    7,000,000 -   7,999,999                    5       38,016,215     3.6
    8,000,000 -   8,999,999                    2       17,405,959     1.6
    9,000,000 -   9,999,999                    6       56,693,973     5.4
   10,000,000 -  29,999,999                   10      194,748,306    18.4
   30,000,000 -  49,999,999                    4      135,626,362    12.8
   50,000,000 -  99,999,999                    2      173,793,172    16.5
  100,000,000 - 145,000,000                    2      259,000,000    24.5
--------------------------------------------------------------------------------
 TOTAL:                                       79   $1,055,546,925    100%
--------------------------------------------------------------------------------
 Min: $1,250,000          Max: $145,000,000        Average: $13,361,353
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         CUT-OFF DATE LOAN-TO-VALUE (%)
--------------------------------------------------------------------------------
                                           # OF        AGGREGATE
      CUT-OFF DATE                      MORTGAGE     CUT-OFF DATE    % OF
          LTV                             LOANS      BALANCE ($)     POOL
      7.52 - 39.99                          3     $   39,084,659     3.7%
     40.00 - 49.99                          4         19,483,548     1.8
     50.00 - 59.99                          8        381,324,860    36.1
     60.00 - 69.99                         18        233,406,518    22.1
     70.00 - 79.99                         43        352,013,265    33.3
     80.00 - 81.80                          3         30,234,076     2.9
--------------------------------------------------------------------------------
 TOTAL:                                    79     $1,055,546,925    100%
--------------------------------------------------------------------------------
 Min: 7.52%         Max: 81.80%         Wtd. Avg.: 63.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
                                               # OF        AGGREGATE
                                            MORTGAGE     CUG-OFF DATE   % OF
      MATURITY LTV                            LOANS      BALANCE ($)    POOL
      7.52 -  9.99                              2     $    9,084,659     0.9%
     10.00 - 29.99                              2         36,000,000     3.4
     30.00 - 49.99                             11        414,628,202    39.3
     50.00 - 59.99                             26        251,205,386    23.8
     60.00 - 69.99                             37        326,028,678    30.9
     70.00 - 74.00                              1         18,600,000     1.8
--------------------------------------------------------------------------------
 TOTAL:                                        79     $1,055,546,925    100%
--------------------------------------------------------------------------------
 Min: 7.52%(1)        Max 74.00%(1)         Wtd. Avg.: 53.66%(1)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                        # OF      AGGREGATE
                                      MORTGAGE   CUT-OFF DATE       % OF
  ORIGINAL TERM                         LOANS     BALANCE ($)       POOL
     60 -  84                            11     $  153,590,234    14.6%
    120 - 180                            68        901,956,691    85.4
--------------------------------------------------------------------------------
 TOTAL:                                  79     $1,055,546,925     100%
--------------------------------------------------------------------------------
 Min: 60       Max: 180       Wtd. Avg.: 115
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
      ORIGINAL                          # OF        AGGREGATE
   AMORTIZATION                      MORTGAGE     CUT-OFF DATE   % OF
       TERM                            LOANS      BALANCE ($)    POOL
   Interest Only                         5      $   48,275,000    4.6%
       0 - 199                           2          11,984,659    1.1
     200 - 299                           1           4,974,694    0.5
     300 - 329                          17         135,835,302   12.9
     330 - 360                          54         854,459,269   80.9
--------------------------------------------------------------------------------
 TOTAL:                                 79      $1,055,546,925   100%
--------------------------------------------------------------------------------
 Min: 120(2)          Max: 360(2)      Wtd.Avg.: 345(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                           # OF        AGGREGATE
                                        MORTGAGE     CUT-OFF DATE   % OF
        DSCR                              LOANS      BALANCE ($)    POOL
   1.20 - 1.29                             12     $   73,698,489     7.0%
   1.30 - 1.39                             22        180,041,569    17.1
   1.40 - 1.49                             17        216,318,062    20.5
   1.50 - 1.59                              9         43,867,605     4.2
   1.60 - 1.69                              3         42,924,257     4.1
   1.70 - 1.79                              4         80,116,770     7.6
   1.80 - 1.89                              4        105,519,067    10.0
   2.00 - 2.99                              5        272,461,106    25.8
   3.00 - 15.33                             3         40,600,000     3.8
--------------------------------------------------------------------------------
 TOTAL:                                    79     $1,055,546,925    100%
--------------------------------------------------------------------------------
 Min: 1.20          Max: 15.33          Wtd.Avg.: 1.88
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                          # OF        AGGREGATE
   REMAINING                           MORTGAGE     CUT-OFF DATE   % OF
     TERM                                LOANS      BALANCE ($)    POOL
   59 -  84                               11     $  153,590,234    14.6%
   85 - 119                               41        502,427,343    47.6
  120 - 177                               27        399,529,349    37.9
--------------------------------------------------------------------------------
 TOTAL:                                   79     $1,055,546,925     100%
--------------------------------------------------------------------------------
 Min: 59       Max: 177       Wtd. Avg.: 114
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          REMAINING AMORTIZATION (MOS)
--------------------------------------------------------------------------------
                                            # OF        AGGREGATE
     REMAINING                           MORTGAGE     CUT-OFF DATE   % OF
   AMORTIZATION                            LOANS      BALANCE ($)    POOL
   Interest Only                             5     $   48,275,000     4.6%
     109 - 120                               1          5,984,659     0.6
     169 - 180                               1          6,000,000     0.6
     253 - 264                               1          4,974,694     0.5
     289 - 318                              17        135,853,302    12.9
     319 - 348                               2        117,541,313    11.1
     349 - 378                              52        736,917,956    69.8
--------------------------------------------------------------------------------
 TOTAL:                                     79     $1,055,546,925    100%
--------------------------------------------------------------------------------
 Min: 117(2)          Max: 360(2)      Wtd. Avg.: 345(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                            # OF        AGGREGATE
                                         MORTGAGE     CUT-OFF DATE   % OF
   MORTGAGE RATE                           LOANS      BALANCE ($)    POOL
   3.968 - 4.999                             2     $  132,600,000    12.6%
   5.000 - 5.249                             6         49,684,706     4.7
   5.250 - 5.499                            16        380,093,762    36.0
   5.500 - 5.749                             7        179,422,131    17.0
   5.750 - 5.999                            23        161,162,002    15.3
   6.000 - 6.249                            12         67,587,118     6.4
   6.250 - 6.499                             5         21,945,839     2.1
   6.500 - 6.749                             4         15,052,860     1.4
   6.750 - 6.950                             4         47,998,506     4.5
--------------------------------------------------------------------------------
 TOTAL:                                     79     $1,055,546,925     100%
--------------------------------------------------------------------------------
 Min: 3.968%        Max: 6.950%         Wtd. Avg.: 5.468%
--------------------------------------------------------------------------------

---------------------
(1) Does not include fully amortizing loans.
(2) Does not include interest only loans.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
                                                   # OF      AGGREGATE
          CUT-OFF DATE                          MORTGAGE   CUT-OFF DATE  % OF
            BALANCE                               LOANS     BALANCE ($)  POOL
 $  1,250,000 -   1,999,999                         6     $ 10,466,258    1.2%
    2,000,000 -   2,999,999                         2        5,340,000    0.6
    3,000,000 -   3,999,999                        12       43,234,934    4.9
    4,000,000 -   4,999,999                         5       22,309,694    2.5
    5,000,000 -   5,999,999                         4       21,724,455    2.5
    6,000,000 -   6,999,999                         3       19,980,050    2.3
    7,000,000 -   7,999,999                         5       38,016,215    4.3
    8,000,000 -   8,999,999                         1        8,414,174    1.0
    9,000,000 -   9,999,999                         5       47,693,973    5.4
   10,000,000 -  29,999,999                         6      131,577,802   15.0
   30,000,000 -  49,999,999                         3       94,378,221   10.8
   50,000,000 -  99,999,999                         2      173,793,172   19.8
  100,000,000 - 145,000,000                         2      259,000,000   29.6
--------------------------------------------------------------------------------
 TOTAL:                                            56     $875,928,947   100%
--------------------------------------------------------------------------------
 Min: $1,250,000         Max: $145,000,000        Average: $15,641,588
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE LOAN-TO-VALUE (%)
--------------------------------------------------------------------------------
                                                    # OF      AGGREGATE
      CUT-OFF DATE                               MORTGAGE   CUT-OFF DATE  % OF
          LTV                                      LOANS     BALANCE ($)  POOL
     20.69 - 39.99                                   2     $ 35,984,659    4.1%
     40.00 - 49.99                                   3       15,490,849    1.8
     50.00 - 59.99                                   7      377,853,235   43.1
     60.00 - 69.99                                  15      185,514,097   21.2
     70.00 - 79.99                                  28      253,092,031   28.9
     80.00 - 81.80                                   1        7,994,076    0.9
--------------------------------------------------------------------------------
 TOTAL:                                             56     $875,928,947   100%
--------------------------------------------------------------------------------
 Min: 20.69%        Max: 81.80%         Wtd. Avg.: 61.20%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
                                                   # OF      AGGREGATE
                                                MORTGAGE   CUG-OFF DATE  % OF
      MATURITY LTV                                LOANS     BALANCE ($)  POOL
      0.00 -  9.99                                  1     $  5,984,659    0.7%
     10.00 - 29.99                                  2       36,000,000    4.1
     30.00 - 49.99                                 10      410,635,504   46.9
     50.00 - 59.99                                 21      193,191,340   22.1
     60.00 - 69.70                                 22      230,117,444   26.3
--------------------------------------------------------------------------------
 TOTAL:                                            56     $875,928,947   100%
--------------------------------------------------------------------------------
 Min: 20.69%(1)          Max 69.70%(1)       Wtd. Avg.: 51.89%1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                                 # OF      AGGREGATE
                                              MORTGAGE   CUT-OFF DATE  % OF
  ORIGINAL TERM                                 LOANS     BALANCE ($)  POOL
     60 -  84                                     6     $122,899,946   14.0%
    120 - 180                                    50      753,029,001   86.0
--------------------------------------------------------------------------------
 TOTAL:                                          56     $875,928,947    100%
--------------------------------------------------------------------------------
 Min: 60       Max: 180       Wtd. Avg.: 116
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
                                                   # OF      AGGREGATE
     REMAINING                                  MORTGAGE   CUT-OFF DATE  % OF
   AMORTIZATION                                   LOANS     BALANCE ($)  POOL
   Interest Only                                    4      $ 45,175,000   5.2%
      0 - 199                                       2        11,984,659   1.4
     200 - 299                                      1         4,974,694   0.6
     300 - 329                                     15       124,481,056  14.2
     330 - 360                                     34       689,313,537  78.7
--------------------------------------------------------------------------------
 TOTAL:                                            56      $875,928,947  100%
--------------------------------------------------------------------------------
 Min: 120(2)        Max: 360(2)         Wtd.Avg.: 345(2)


--------------------------------------------------------------------------------
                        DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                                # OF      AGGREGATE
                                             MORTGAGE   CUT-OFF DATE  % OF
       DSCR                                    LOANS     BALANCE ($)  POOL
  1.24 - 1.29                                    7      $ 35,145,706   4.0%
  1.30 - 1.39                                   15       101,449,360  11.6
  1.40 - 1.49                                   11       176,980,927  20.2
  1.50 - 1.59                                    8        40,296,078   4.6
  1.60 - 1.69                                    2        33,924,257   3.9
  1.70 - 1.79                                    4        80,116,770   9.1
  1.80 - 1.89                                    3       102,047,442  11.7
  2.00 - 2.99                                    4       268,468,408  30.6
  3.00 - 5.83                                    2        37,500,000   4.3
--------------------------------------------------------------------------------
 TOTAL:                                         56      $875,928,947  100%
--------------------------------------------------------------------------------
 Min: 1.24          Max: 5.83      Wtd.Avg.: 1.93
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                                 # OF      AGGREGATE
    REMAINING                                 MORTGAGE   CUT-OFF DATE  % OF
      TERM                                      LOANS     BALANCE ($)  POOL
     60 -  84                                     6     $122,899,946   14.0%
     85 - 119                                    32      452,862,793   51.7
    120 - 177                                    18      300,166,208   34.3
--------------------------------------------------------------------------------
 TOTAL:                                          56     $875,928,947    100%
--------------------------------------------------------------------------------
 Min: 60       Max: 177       Wtd. Avg.: 115
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          REMAINING AMORTIZATION (MOS)
--------------------------------------------------------------------------------
                                               # OF      AGGREGATE
     REMAINING                              MORTGAGE   CUT-OFF DATE  % OF
   AMORTIZATION                               LOANS     BALANCE ($)  POOL
--------------------------------------------------------------------------------
   Interest Only                                4     $ 45,175,000    5.2%
     109 - 120                                  1        5,984,659    0.7
     169 - 180                                  1        6,000,000    0.7
     253 - 264                                  1        4,974,694    0.6
     289 - 318                                 15      124,481,056   14.2
     319 - 348                                  1       76,293,172    8.7
     349 - 378                                 33      613,020,365   70.0
--------------------------------------------------------------------------------
 TOTAL:                                        56     $875,928,947   100%
--------------------------------------------------------------------------------
 Min: 117(2)        Max: 360(2)         Wtd. Avg.: 344(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                                # OF      AGGREGATE
     MORTGAGE                                MORTGAGE   CUT-OFF DATE  % OF
       RATE                                    LOANS     BALANCE ($)  POOL
  3.968 - 4.999                                  1     $114,000,000   13.0%
  5.000 - 5.249                                  5       32,739,202    3.7
  5.250 - 5.499                                  9      313,033,088   35.7
  5.500 - 5.749                                  3      155,240,347   17.7
  5.750 - 5.999                                 15      114,820,139   13.1
  6.000 - 6.249                                 10       61,098,966    7.0
  6.250 - 6.499                                  5       21,945,839    2.5
  6.500 - 6.749                                  4       15,052,860    1.7
  6.750 - 6.950                                  4       47,998,506    5.5
--------------------------------------------------------------------------------
 TOTAL:                                         56     $875,928,947    100%
--------------------------------------------------------------------------------
 Min: 3.968%        Max: 6.950%         Wtd. Avg.: 5.469%
--------------------------------------------------------------------------------

---------------------
(1) Does not include fully amortizing loans.
(2) Does not include interest only loans.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            CUT-OFF DATE BALANCE ($)
--------------------------------------------------------------------------------
            RANGE OF                              # OF      AGGREGATE
          PRINCIPAL                            MORTGAGE   CUT-OFF DATE  % OF
           BALANCE                               LOANS     BALANCE ($)  POOL
  $ 2,048,224 -  2,999,999                         6     $ 14,766,203    8.2%
    3,000,000 -  3,999,999                         6       21,033,043   11.7
    4,000,000 -  4,999,999                         2        9,318,301    5.2
    5,000,000 -  5,999,999                         1        5,440,000    3.0
    6,000,000 -  6,999,999                         1        6,650,000    3.7
    8,000,000 -  8,999,999                         1        8,991,785    5.0
    9,000,000 -  9,999,999                         1        9,000,000    5.0
   10,000,000 - 29,999,999                         4       63,170,505   35.2
  30,000,000 - 41, 248,141                         1       41,248,141   23.0
--------------------------------------------------------------------------------
 TOTAL:                                           23     $179,617,978   100%
--------------------------------------------------------------------------------
 Min: $2,048,224         Max: $41,248,141         Average: $7,809,477
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         CUT-OFF DATE LOAN-TO-VALUE (%)
--------------------------------------------------------------------------------
                                                   # OF      AGGREGATE
                                                MORTGAGE   CUT-OFF DATE  % OF
    CUT-OFF DATE LTV                              LOANS     BALANCE ($)  POOL
      7.52 - 39.99                                  1     $  3,100,000    1.7%
     40.00 - 49.99                                  1        3,992,698    2.2
     50.00 - 59.99                                  1        3,471,625    1.9
     60.00 - 69.99                                  3       47,892,421   26.7
     70.00 - 79.99                                 15       98,921,234   55.1
     80.00 - 80.00                                  2       22,240,000   12.4
--------------------------------------------------------------------------------
 TOTAL:                                            23     $179,617,978   100%
--------------------------------------------------------------------------------
 Min: 7.52%         Max: 80.00%         Wtd. Avg.: 73.02%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     LOAN-TO-VALUE RATIO AT MATURITY/ARD (%)
--------------------------------------------------------------------------------
                                                 # OF      AGGREGATE
                                              MORTGAGE   CUG-OFF DATE  % OF
       MATURITY LTV                             LOANS     BALANCE ($)  POOL
       7.52 -  9.99                               1     $  3,100,000    1.7%
      30.00 - 49.99                               1        3,992,698    2.2
      50.00 - 59.99                               5       58,014,046   32.3
      60.00 - 69.99                              15       95,911,234   53.4
      70.00 - 74.00                               1       18,600,000   10.4
--------------------------------------------------------------------------------
 TOTAL:                                          23     $179,617,978   100%
--------------------------------------------------------------------------------
 Min: 7.52%(1)      Max 74.00%(1)       Wtd. Avg.: 62.31%(1)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   ORIGINAL TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                                   # OF      AGGREGATE
                                                MORTGAGE   CUT-OFF DATE  % OF
  ORIGINAL TERM                                   LOANS     BALANCE ($)  POOL
     60 -  84                                       5     $ 30,690,288   17.1%
    120 - 120                                      18      148,927,690   82.9
--------------------------------------------------------------------------------
 TOTAL:                                            23     $179,617,978    100%
--------------------------------------------------------------------------------
 Min: 60       Max: 120       Wtd. Avg.: 112

--------------------------------------------------------------------------------
                        ORIGINAL AMORTIZATION TERM (MOS)
--------------------------------------------------------------------------------
      ORIGINAL                                    # OF      AGGREGATE
   AMORTIZATION                                MORTGAGE   CUT-OFF DATE  % OF
       TERM                                      LOANS     BALANCE ($)  POOL
  Interest Only                                    1      $  3,100,000   1.7%
    300 - 329                                      2        11,372,245   6.3
    330 - 360                                     20       165,145,733  91.9
--------------------------------------------------------------------------------
 TOTAL:                                           23      $179,617,978  100%
--------------------------------------------------------------------------------
 Min: 300(2)        Max: 360(2)         Wtd.Avg.: 349(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        DEBT SERVICE COVERAGE RATIOS (X)
--------------------------------------------------------------------------------
                                                   # OF      AGGREGATE
                                                MORTGAGE   CUT-OFF DATE  % OF
       DSCR                                       LOANS     BALANCE ($)  POOL
  1.20 -  1.29                                      5      $ 38,552,783  21.5%
  1.30 -  1.39                                      7        78,592,209  43.8
  1.40 -  1.49                                      6        39,337,135  21.9
  1.50 -  1.59                                      1         3,571,528   2.0
  1.60 -  1.69                                      1         9,000,000   5.0
  1.80 -  1.89                                      1         3,471,625   1.9
  2.00 -  2.99                                      1         3,992,698   2.2
  3.00 - 15.33                                      1         3,100,000   1.7
--------------------------------------------------------------------------------
 TOTAL:                                            23      $179,617,978   100%
--------------------------------------------------------------------------------
 Min: 1.20          Max: 15.33          Wtd.Avg.: 1.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   REMAINING TERM TO STATED MATURITY/ARD (MOS)
--------------------------------------------------------------------------------
                                                 # OF      AGGREGATE
    REMAINING                                 MORTGAGE   CUT-OFF DATE  % OF
      TERM                                      LOANS     BALANCE ($)  POOL
     59 -  84                                     5     $ 30,690,288   17.1%
     85 - 119                                     9       49,564,549   27.6
    120 - 120                                     9       99,363,141   55.3
--------------------------------------------------------------------------------
 TOTAL:                                          23     $179,617,978    100%
--------------------------------------------------------------------------------
 Min: 59       Max: 120       Wtd. Avg.: 111
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          REMAINING AMORTIZATION (MOS)
--------------------------------------------------------------------------------
                                                 # OF      AGGREGATE
     REMAINING                                MORTGAGE   CUT-OFF DATE  % OF
   AMORTIZATION                                 LOANS     BALANCE ($)  POOL
   Interest Only                                  1     $  3,100,000    1.7%
     289 - 318                                    2       11,372,245    6.3
     319 - 348                                    1       41,248,141   23.0
     349 - 378                                   19      123,897,592   69.0
--------------------------------------------------------------------------------
 TOTAL:                                          23     $179,617,978   100%
--------------------------------------------------------------------------------
 Min: 296(2)        Max: 360(2)         Wtd. Avg.: 348(2)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                MORTGAGE RATE (%)
--------------------------------------------------------------------------------
                                                   # OF      AGGREGATE
                                                MORTGAGE   CUT-OFF DATE  % OF
   MORTGAGE RATE                                  LOANS     BALANCE ($)  POOL
   4.560 - 4.999                                    1     $ 18,600,000   10.4%
   5.000 - 5.249                                    1       16,945,505    9.4
   5.250 - 5.499                                    7       67,060,674   37.3
   5.500 - 5.749                                    4       24,181,785   13.5
   5.750 - 5.999                                    8       46,341,863   25.8
   6.000 - 6.080                                    2        6,488,151    3.6
--------------------------------------------------------------------------------
 TOTAL:                                            23     $179,617,978    100%
--------------------------------------------------------------------------------
 Min: 4.560%        Max: 6.080%         Wtd. Avg.: 5.462%
--------------------------------------------------------------------------------

---------------------
(1) Does not include fully amortizing loans.
(2) Does not include interest only loans.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------
The following table and summaries describe the ten largest mortgage loans or cross-collateralized mortgage loans in the mortgage pool by cut-off date principal balance:

                                                NUMBER OF
                                                MORTGAGE
                                                 LOANS/
                            MORTGAGE            MORTGAGED   CUT-OFF DATE    INDICATIVE
                              LOAN      LOAN   REAL PROP-     PRINCIPAL       RATING
         LOAN NAME           SELLER    GROUP     ERTIES       BALANCE(1)   FITCH/S&P(2)
----------------------------------------------------------------------------------------
 77 West Wacker Drive(5)   MLML       1           1/1       $145,000,000       A/AAA
 Solomon Pond Mall         MLML       1           1/1        114,000,000       A/A-
 Miami International
 Mall                      MLML       1           1/1         97,500,000       A+/A-
 Hometown America
 Portfolio                 JPMC       1           1/5         76,293,172        N/A
 Circa Capital Portfolio   MLML       1           2/6         44,848,506        N/A
 Anchor Bay                JPMC       2           1/1         41,248,141        N/A
 Lincoln Center            MLML       1           1/1         34,000,000        N/A
 Puck Building             MLML       1           1/1         30,378,221        N/A
 167 East 61st Street      MLML       1           1/1         30,000,000        N/A
 Fairfield Commons(6)      KEY
                           BANK       1           1/1         28,500,000      BBB/BBB
                                                 -----      ------------  --------------
 TOTAL/WEIGHTED AVERAGE                          11/19      $641,768,040

                              % OF
                            INITIAL                                LOAN
                             MORT-                                BALANCE                 CUT-OFF
                              GAGE                                  PER                    DATE
                              POOL      PROPERTY    PROPERTY        SF/                     LTV
         LOAN NAME          BALANCE       TYPE        SIZE(3)      UNIT(4)      DSCR(4)   RATIO(4)
--------------------------------------------------------------------------------------------------
 77 West Wacker Drive(5)      13.7%      Office     944,556    $     153.51      2.29x      50.9%
 Solomon Pond Mall            10.8       Retail     427,439          266.70      2.16       55.6
 Miami International
 Mall                          9.2       Retail     292,509          333.32      1.88       54.5
 Hometown America
 Portfolio                     7.2        MHC(7)      2,214       34,459.43      1.41       76.5
 Circa Capital Portfolio       4.2    Hospitality     1,521       29,486.20      1.71       64.3
 Anchor Bay                    3.9        MHC(7)      1,411       29,233.27      1.37       69.6
 Lincoln Center                3.2     Mixed Use    166,300          204.45      1.39       76.4
 Puck Building                 2.9       Office     202,078          150.11      1.48       62.6
 167 East 61st Street          2.8    Multifamily       173      173,410.40      5.83       20.7
 Fairfield Commons(6)
                               2.7       Retail     856,879          133.00      1.75       66.5
                              ----                                               ----       ----
 TOTAL/WEIGHTED AVERAGE       60.8%                                            2.06X        58.6%

----------
(1) In the case of cross-collateralized mortgage loans, the aggregate cut-off date principal balance.
(2) Fitch, Inc. and Standard and Poor's Ratings Services have indicated that, in the context of their inclusion in the trust, the credit characteristics of the related loan are consistent with the characteristics of the applicable rated obligation.
(3) Property size is indicated in square feet, except with respect to the Hometown America Portfolio, Circa Capital Portfolio, Anchor Bay, and 167 East 61st Street, the property sizes of which are indicated in units, pads or rooms.
(4) With respect to the Fairfield Commons Loan, includes its pari passu companion loan.
(5) Represents only the 77 West Wacker Drive Pooled Component of a $166,000,000 mortgage loan.
(6) This mortgage loan is part of a loan pair, the companion loan of which is pari passu in right of payment.
(7)      Manufactured housing community.


MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                                             % OF
                                                          REMAINING          % OF
                                         AGGREGATE      MORTGAGE POOL      REMAINING
              MONTHS      NUMBER OF      REMAINING        BALANCE--      MORTGAGE POOL
               SINCE       MORTGAGE      PRINCIPAL         LOCKOUT/     BALANCE--YIELD
   DATE    CUT-OFF DATE     LOANS         BALANCE(1)     DEFEASANCE(2)    MAINTENANCE
---------------------------------------------------------------------------------------
 May-04         6            79       $1,051,788,626         98.17%           1.83%
 May-05        18            79        1,043,409,692         98.16            1.84
 May-06        30            79        1,032,709,497         97.21            1.85
 May-07        42            79        1,017,817,648         97.19            1.87
 May-08        54            79        1,001,085,351         97.17            1.90
 May-09        66            74          962,900,687         95.98            3.18
 May-10        78            74          944,424,325         95.96            3.21
 May-11        90            68          806,203,199         97.22            1.84
 May-12        102           68          788,130,575         97.23            1.84
 May-13        114           68          768,906,292         69.10            1.84
 May-14        126            3           33,470,472         79.81               0
 May-15        138            2            9,621,838         32.96               0
 May-16        150            2            9,203,247         33.46               0
 May-17        162            2            8,757,997         34.03               0
 May-18        174            2            8,284,931             0               0
 May-19        186            0                    0             0               0

                % OF            % OF            % OF            % OF           % OF
             REMAINING       REMAINING       REMAINING       REMAINING       REMAINING
           MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL   MORTGAGE POOL
            BALANCE: 4%     BALANCE: 3%     BALANCE: 2%     BALANCE: 1%      BALANCE--
   DATE       PENALTY         PENALTY         PENALTY         PENALTY          OPEN        TOTAL
-------------------------------------------------------------------------------------------------
 May-04           0%               0%             0%              0%              0%        100%
 May-05           0                0              0               0               0         100
 May-06           0             0.94              0               0               0         100
 May-07           0                0           0.94               0               0         100
 May-08           0                0              0            0.94               0         100
 May-09        0.83                0              0               0               0         100
 May-10        0.83                0              0               0               0         100
 May-11        0.94                0              0               0               0         100
 May-12        0.93                0              0               0               0         100
 May-13        0.92                0              0               0           28.15         100
 May-14           0            20.19              0               0               0         100
 May-15           0            67.04              0               0               0         100
 May-16           0            66.54              0               0               0         100
 May-17           0            65.97              0               0               0         100
 May-18           0            65.29              0               0           34.71         100
 May-19           0                0              0               0               0           0%

----------
(1) Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective anticipated repayment dates. Otherwise calculated based on maturity assumptions to be set forth in the prospectus supplement.
(2) Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

77 WEST WACKER DRIVE (1)
------------------------

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ................                1
 Location (City/State) ..............................      Chicago, IL
 Property Type ......................................           Office
 Size (Sq. Ft.) .....................................       944,556(3)
 Percentage Occupancy as of October 3, 2003 .........            91.9%
 Year Built .........................................             1992
 Appraisal Value ....................................     $285,000,000
 # of Tenants .......................................               24
 Average Rent Per Square Foot .......................        $31.02(3)
 Underwritten Occupancy .............................              90%
 Underwritten Revenues ..............................      $43,169,866
 Underwritten Total Expenses ........................      $18,132,342
 Underwritten Net Operating Income (NOI) ............      $25,037,524
 Underwritten Net Cash Flow (NCF) ...................      $22,903,850
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................            MLML
 Origination Date ....................................        10/24/03
 Cut-off Date Principal Balance ...................... $145,000,000(2)
 Cut-off Date Loan Balance Per SF/Unit ...............    $153.51(2,3)
 Percentage of Initial Mortgage Pool Balance .........           13.7%
 Number of Mortgage Loans ............................               1
 Type of Security (fee/leasehold) ....................             Fee
 Mortgage Rate .......................................          5.637%
 IO Period (Months) ..................................              24
 Original Term to Maturity/ARD (Months) ..............             120
 Original Amortization Term (Months) .................             360
 Lockbox .............................................         Hard(4)
 Cut-off Date LTV Ratio ..............................           50.9%
 LTV Ratio at Maturity or ARD ........................           44.8%
 Underwritten DSCR on NOI ............................           2.50x
 Underwritten DSCR on NCF ............................           2.29x
--------------------------------------------------------------------------------

------------------
(1) Fitch, Inc. and Standard and Poor's Ratings Services have indicated that, in the context of its inclusion in the trust, the credit characteristics of the 77 West Wacker Drive Pooled Component are consistent with the characteristics of an A/AAA obligation, respectively.
(2) The $145,000,000 mortgage loan represents the pooled component of a $166,000,000 mortgage loan.
(3)  Approximate.
(4) The loan is structured with a lockbox account into which all rents from the 77 West Wacker Drive Property are required to be deposited.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "77 West Wacker Drive Loan") is evidenced by a single promissory note and is secured by a mortgage encumbering an office building located at 77 West Wacker Drive, Chicago, IL (the "77 West Wacker Drive Property"). The 77 West Wacker Drive Loan will be split into two components having principal balances as of the cut-off date of approximately $145,000,000 (the "77 West Wacker Drive Pooled Component") and approximately $21,000,000 (the "77 West Wacker Drive Non-Pooled Component"). The 77 West Wacker Drive Pooled Component represents approximately 13.7% of the initial mortgage pool balance and 16.6% of the initial mortgage pool balance of Loan Group 1. The 77 West Wacker Drive Loan was originated on October 24, 2003, and has a principal balance as of the cut-off date of $166,000,000. The certificates (other than the class WW certificates) will be entitled to distributions from the 77 West Wacker Drive Pooled Component. The class WW certificates will be entitled to distributions from the 77 West Wacker Drive Non-Pooled Component. The 77 West Wacker Drive Pooled Component and the 77 West Wacker Drive Non-Pooled Component will be serviced pursuant to the terms of the pooling and servicing agreement.

The 77 West Wacker Drive Loan has a remaining term of 120 months and a scheduled maturity date of November 1, 2013. The 77 West Wacker Drive Loan may be prepaid on or after August 1, 2013, and permits defeasance with United States government obligations beginning January 1, 2006.

THE BORROWER. The borrower is 77 West Wacker Drive, L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 77 West Wacker Drive Loan. The borrowing entity is owned 50/50 by Prime Group Realty, L.P., the operating company affiliate of Prime Group Realty Trust, and OTR, an Ohio general partnership, acting as nominee of the Board of the State Teachers Retirement System of Ohio (together, the "Sponsors").

Prime Group Realty Trust ("Prime") is a publicly-owned real estate investment trust with common stock trading on the New York Stock Exchange under the symbol PGE. A real estate operating company, Prime provides its own property management, leasing, marketing, acquisition, development, redevelopment, finance and other related functions. Prime's consolidated balance sheet as of June 30, 2003 showed total assets of $1,320,612,000 and total shareholders' equity of $312,388,000. Funds from operations totaled $38,575,000 for the six months ending June 30, 2003. During the same period, Prime had a net income of $10,490,000. As of June 30, 2003, Prime owned approximately 12.2 million square feet of office and industrial properties. Office properties totaled approximately 8.4 million square feet (an estimated 6.3 million square feet of which is in downtown Chicago).

State Teachers Retirement System of Ohio ("OSTRS") provides retirement, disability and death benefits to Ohio public educators. As of June 30, 2002, OSTRS had approximately 424,171 active members at 944 institutions and approximately $48 billion in "fair value" of assets, including approximately $5.8 billion in real estate investments.

THE PROPERTY. The 77 West Wacker Drive Property is an approximately 944,556 square foot, 51-story class-A office building built in 1992 and located along the south bank of the Chicago River in the Central Loop submarket of downtown Chicago, Illinois. The 77 West Wacker Drive Property is situated approximately six blocks and eight blocks from Northwestern Station and Union Station, respectively, which provide commuter rail service to the west and northwestern suburbs, respectively. The Randolph Street Station is located approximately five blocks southeast from the 77 West Wacker Drive Property and provides commuter train service from the southern suburbs. The LaSalle Street station is located approximately six blocks southwest from the 77 West Wacker Drive Property and serves the southwest suburbs. In addition to the suburban commuter train stations, the 77 West Wacker Drive Property is approximately one block from the elevated subway Clark Street Purple Line station. In addition, the 77 West Wacker Drive Property is approximately two blocks away from the state courthouse. Amenities at the 77 West Wacker Drive Property include an on-site restaurant, Tuscany Restaurant and a fitness center. The fitness center is located atop the adjacent building, 201 North Clark Street, accessible via a connected skyway.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the 77 West Wacker Drive Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                          MAJOR TENANTS
                                                          -------------
                                                                                                % OF     BASE RENT      LEASE
       TENANT NAME                  PARENT COMPANY           MOODY'S / S&P(1)   SQUARE FEET(2)   GLA         PSF      EXPIRATION
 RR Donnelley               RR Donnelley (NYSE: DNY)               A2 / A          241,569      25.6%      $ 35.10         2007
 Wachovia                Wachovia Corporation (NYSE: WB)          Aa3 / NA         109,807      11.6%      $ 34.11         2007
 Wachovia                Wachovia Corporation (NYSE: WB)          Aa3 / NA          87,577       9.3%      $ 34.11         2010
 Jones Day                 Jones, Day, Reavis & Pogue              NA/ NA          140,179      14.8%      $ 38.11         2007
 McGuire Woods          McGuire Woods Battle & Boothe LLP          NA/ NA           67,819       7.2%      $ 25.78         2010
 Prime Group Realty   Prime Group Realty Trust (NYSE: PGE)         NA/ NA           25,348       2.7%      $ 27.47         2004
------------------------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the 77 West Wacker Drive Property:

----------------------------------------------------------------------------------------------------------------------------------
                                                       LEASE ROLLOVER SCHEDULE
                                                       -----------------------
                   NUMBER      SQUARE       % OF                  % OF BASE   CUMULATIVE   CUMULATIVE   CUMULATIVE  CUMULATIVE %
                 OF LEASES      FEET        GLA       BASE RENT      RENT     SQUARE FEET  % OF GLA      BASE RENT  OF BASE RENT
        YEAR      EXPIRING  EXPIRING(2)  EXPIRING     EXPIRING     EXPIRING   EXPIRING(2)  EXPIRING      EXPIRING     EXPIRING
     VACANT        NAP         76,704     8.1%             NAP         NAP        76,704      8.1%              NAP     NAP
   2003 & MTM       1           8,023     0.8%      $   188,541       0.7%        84,727      9.0%      $   188,541    0.7%
      2004          4          54,621     5.8%        1,513,860       5.6%       139,348     14.8%        1,702,401    6.3%
      2005          0               0     0.0%                0       0.0%       139,348     14.8%        1,702,401    6.3%
      2006          4          23,273     2.5%          556,138       2.1%       162,621     17.2%        2,258,538    8.4%
      2007          8         575,865    61.0%       18,914,511      70.3%       738,486     78.2%       21,173,050   78.6%
      2008          4          40,117     4.2%          837,425       3.1%       778,603     82.4%       22,010,474   81.8%
      2009          1           5,738     0.6%          103,284       0.4%       784,341     83.0%       22,113,758   82.1%
      2010          2         155,396    16.5%        4,734,717      17.6%       939,737     99.5%       26,848,476   99.7%
      2011          0               0     0.0%                0       0.0%       939,737     99.5%       26,848,476   99.7%
      2012          1           4,819     0.5%           74,454       0.3%       944,556    100.0%       26,922,929  100.0%
----------------------------------------------------------------------------------------------------------------------------------
     TOTAL         25(4)      944,556   100.0%      $26,922,929     100.0%       944,556    100.0%      $26,922,929  100.0%
----------------------------------------------------------------------------------------------------------------------------------

THE MARKET.(3) The 77 West Wacker Drive Property is located within the Central Loop office submarket of the central business district of downtown Chicago, Illinois. The 77 West Wacker Drive Property's immediate local area can be generally defined as: the Chicago River to the north, Randolph Street on the south, Michigan Avenue to the east, and Wells Street to the west.

The Chicago central business district is composed of five major submarkets -- Central Loop, West Loop, East Loop, North Michigan Avenue and River North -- which together comprise approximately 119.9 million square feet of office space. The Central Loop submarket has an inventory of approximately 44.3 million square feet, making it the largest submarket in the Chicago central business district. The Central Loop submarket office inventory contains approximately 17.2 million square feet (38.8%) of Class A space, approximately
19.6 million square feet (44.2%) of Class B space, and approximately 7.5 million square feet (17.0%) of Class C space. The overall vacancy rate for Class A space was approximately 14.2% in the second quarter of 2003, below the entire Central Loop's overall vacancy rate of approximately 15.3%. Average direct gross rents for Class A space were approximately $34.31 per square foot during the second quarter of 2003.

----------
(1) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.
(2)  Approximate.
(3) Certain information from a third-party appraisal dated October 10, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
(4) For purposes of calculating the lease Rollover Schedule, the Wachovia lease is treated as two leases.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the 77 West Wacker Drive Loan:

--------------------------------------------------------------------------------
                        ESCROWS / RESERVES
 TYPE:                                INITIAL           MONTHLY
  Taxes .......................    $2,009,142       $ 699,714.03
  Insurance ...................    $  403,471       $     44,830
  Capital Expenditure .........    $  293,393       $     15,742
  Rollover Reserve ............    $8,650,000       $    100,000
--------------------------------------------------------------------------------

In addition to the rollover reserves listed above, if certain major tenants do not renew their leases by June 1, 2006, cash flow from the property will be retained in the rollover reserve until the total reserve equals $40 per square foot of the corresponding space for which new or renewal leases have not been executed, up to a maximum of $19,662,200. In addition, if the new leases are for less than 10 years and are not renewed or replaced pursuant to fully executed leases of at least 7 years by 18 months prior to the maturity date, additional rollover reserves will be required. In lieu of monthly rollover reserve deposits, the borrower can obtain a guarantee of the sponsors, provided the debt service coverage ratio at no time is less than 1.25x.

OTHER DEBT. The borrower is prohibited from incurring any indebtedness other than the indebtedness evidenced by the 77 West Wacker Drive Loan, trade payables and equipment lease financing incurred in the ordinary course of business relating to the ownership and operation of the 77 West Wacker Drive Property.

PROPERTY MANAGEMENT. Prime Group Realty, L.P. is the property manager for the 77 West Wacker Drive Property. The property manager is affiliated with Prime Group Realty Trust.

INTEREST RATE COLLAR. Prior to the origination of the 77 West Wacker Drive Loan, the borrower entered into an agreement with Fleet National Bank (the "Counterparty") on January 16, 2003, which expires on September 30, 2004, pursuant to which, (a) the Counterparty agrees to pay to the borrower, on a monthly basis, at all times during which 30-day LIBOR is higher than 7.75% (the "Cap Rate"), a sum equal to the notional amount multiplied by the amount by which 30-day LIBOR exceeds the Cap Rate; and (b) the borrower agrees to pay to the Counterparty, on a monthly basis, at all times during which 30-day LIBOR is lower than 6.095% per annum (the "Floor Rate"), a sum equal to the notional amount multiplied by the amount by which 30-day LIBOR is less than the Floor Rate. At any time 30-day LIBOR is greater than or equal to the Floor Rate but less than or equal to the Cap Rate, no sums are payable by either borrower or Counterparty to the other party. All amounts are calculated on an "Actual/360" basis. The notional amount used in the agreement is currently $152,500,000 for all monthly accrual periods through the expiration of the agreement on September 30, 2004. The borrower's obligations under this Interest Rate Collar are guaranteed by OSTRS.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE SOLOMON POND MALL (1)
-------------------------


       [GRAPHIC OMITTED]                                 [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                            PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ..............                           1
 Location (City/State) ............................             Marlborough, MA
 Property Type ....................................                      Retail
 Size (Sq. Ft.) ...................................                427,439(2,3)
 Percentage Occupancy as of June 12, 2003 .........                       96.9%
 Year Built .......................................                        1996
 Appraisal Value ..................................                $205,000,000
 # of Tenants .....................................                      113(2)
 Average Rent Per Square Foot .....................                 $30.46(2,3)
 Underwritten Occupancy ...........................                       95.0%
 Underwritten Revenues ............................                 $21,503,609
 Underwritten Total Expenses ......................                  $6,621,289
 Underwritten Net Operating Income (NOI) ..........                 $14,882,320
 Underwritten Net Cash Flow (NCF) .................                 $14,055,968
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................                     MLML
 Origination Date ....................................                 08/01/03
 Cut-off Date Principal Balance ......................             $114,000,000
 Cut-off Date Loan Balance Per SF/Unit ...............               $266.70(3)
 Percentage of Initial Mortgage Pool Balance .........                    10.8%
 Number of Mortgage Loans ............................                        1
 Type of Security (fee/leasehold) ....................                      Fee
 Mortgage Rate .......................................                  3.9675%
 IO Period (Months) ..................................                       36
 Original Term to Maturity/ARD (Months) ..............                      120
 Original Amortization Term (Months) .................                      360
 Lockbox .............................................   Soft-Springing Hard(4)
 Cut-off Date LTV Ratio ..............................                    55.6%
 LTV Ratio at Maturity or ARD ........................                    48.1%
 Underwritten DSCR on NOI ............................                    2.29x
 Underwritten DSCR on NCF ............................                    2.16x

---------------------
(1) Fitch, Inc. and Standard and Poor's Ratings Services have indicated that, in the context of its inclusion in the trust, the credit characteristics of the Solomon Pond Mall Loan are consistent with the characteristics of an A/A- obligation, respectively.
(2) Does not include the three anchor tenants (Filene's, JC Penney, Sears), which are excluded from the collateral and only contribute to common area maintenance.
(3)  Approximate.
(4) The loan is structured with a lockbox account under the control of the lender into which all rents from the Solomon Pond Property are required to be deposited and swept daily to a borrower controlled account. Upon occurrence of a Cash Management Trigger Event, all monies from the lockbox account are required to be swept into a cash management account controlled by lender. A "Cash Management Trigger Event" occurs upon the earlier of an event of default or the debt service coverage ratio falling below 1.30x.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------






                               [GRAPHIC OMITTED]




This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------













                               [GRAPHIC OMITTED]





This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Solomon Pond Mall Loan") is evidenced by a single note and is secured by a first mortgage encumbering the in-line space of a regional mall located in Marlborough, Massachusetts (the "Solomon Pond Property"). The Solomon Pond Mall Loan represents approximately 10.8% of the initial mortgage pool balance and 13.0% of the initial mortgage pool balance of Loan Group 1. The Solomon Pond Mall Loan was originated on August 1, 2003, and has a principal balance as of the cut-off date of $114,000,000.

The Solomon Pond Mall Loan has a remaining term of 117 months and a scheduled maturity date of August 1, 2013. The Solomon Pond Mall Loan may be prepaid on or after February 1, 2013, and permits defeasance with United States government obligations beginning December 1, 2005.

THE BORROWER. The borrower is Mall at Solomon Pond, LLC, a special purpose entity (the "Borrower"). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Solomon Pond Mall Loan. The sole member of the Borrower is Mayflower Solomon Pond, LLC. The sole member of Mayflower Solomon Pond LLC is Mayflower Realty LLC, the members of which include Simon Property Group (49%), NYSTRS (26%), TIAA-CREF (14%), and JP Morgan Investment Management (11%).

Headquartered in Indianapolis, Indiana, Simon Property Group ("SPG") is the largest publicly traded retail real estate investment trust in North America and the country's largest owner, developer and manager of high quality retail real estate. Through its subsidiary partnerships, it currently has an interest in 238 properties containing an aggregate of 184 million SF of gross leasable area in 36 states, as well as nine assets in Europe and Canada. As of September 30, 2003, SPG's total market capitalization was approximately $24 billion.

Founded in 1952, College Retirement Equities Fund ("CREF") is a nonprofit membership corporation established in New York State. CREF is the companion organization of Teachers Insurance and Annuity Association of America ("TIAA"), which was founded in 1918 by the Carnegie Foundation. Together, CREF and TIAA form the principal retirement system for the nation's education and research communities. With approximately $256 billion in assets under management as of December 31, 2002, the TIAA-CREF group of companies is one of the largest financial service organizations in the United States.

Based in Albany, NY, The New York State Teachers' Retirement System ("NYSTRS") provides retirement, disability and death benefits to eligible New York State public school teachers and administrators. Established in 1921 by an act of the State Legislature, NYSTRS today is the second largest public retirement system in the state and one of the 10 largest systems in the nation with approximately $73 billion in net assets at the end of 2002.

JP Morgan Investment Management ("JPMIM"), a wholly owned subsidiary of J.P. Morgan Chase & Co., had over $511 billion in assets under management as of June 30, 2003. The company provides asset management for corporations, institutions, governments, endowments, and individuals, as well as many of the largest corporate retirement plans in the nation. As of September 30, 2003, JPMIM had approximately $23.6 billion in total equity real estate assets.

THE PROPERTY. The Solomon Pond Property is a two-level enclosed regional mall located along the north side of Donald J. Lynch Boulevard, just north of Interstate 290, between Route 495 and River Road, in Marlborough, Massachusetts. The Solomon Pond Property was constructed in 1996 and is anchored by JC Penney, Sears, and Filene's (who own their respective stores and are not part of the Solomon Pond Property). Major tenants include Linens N' Things, Abercrombie & Fitch, American Eagle Outfitters, Express, HMV, The Limited, Talbots, The Gap and Victoria's Secret. The 15-screen Regal Cinemas (DBA Hoyt's Cinemas) is the first multiplex with stadium seating in the trade area. The mall has approximately 912,931 SF of retail space, approximately 427,439 SF of which is collateral for the loan. Filene's recently completed an expansion of approximately 32,252 SF and a renovation and remerchandising of its store.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Solomon Pond Property:

-----------------------------------------------------------------------------------
             ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS
             -----------------------------------------------------
       TENANT NAME                    PARENT COMPANY             MOODY'S / S&P(1)
 Regals-Hoyts          Regal Entertainment Group (NYSE: RGC)         Ba3/B
 Linens 'n Things       Linens 'n Things, Inc. (NYSE: (LIN)          NA/NA
 Abercrombie & Fitch    Abercrombie & Fitch Co. (NYSE: ANF)          NA/NA
 The Gap/Gap Kids              Gap, Inc. (NYSE: GPS)                Ba3/BB+
 Express Women            Limited Brands Inc. (NYSE: LTD)          Baa1/BBB+
 TGI Fridays               Carlson Restaurants Worldwide             NA/NA
 Victoria's Secret        Limited Brands Inc. (NYSE: LTD)          Baa1/BBB+
 Eddie Bauer                       Spiegel, Inc.                     NA/NA
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                        SQUARE    % OF         SALES        BASE       LEASE
       TENANT NAME      FEET(2)   GLA          PSF(3)     RENT PSF   EXPIRATION
 Regals-Hoyts           66,628   15.59%      $432,860      $ 20.00       2022
 Linens 'n Things       53,351   12.48%      $ 197.67      $ 12.00       2015
 Abercrombie & Fitch    10,318    2.41%      $ 316.66      $ 25.00       2009
 The Gap/Gap Kids        9,405    2.20%      $ 463.77      $ 30.00       2007
 Express Women           7,890    1.85%      $ 343.75      $ 30.00       2009
 TGI Fridays             7,000    1.64%      $ 580.50      $ 19.64       2012
 Victoria's Secret       6,980    1.63%      $ 487.08      $ 30.00       2009
 Eddie Bauer             6,489    1.52%      $ 220.40      $ 22.00       2007
-----------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Solomon Pond Property:

-----------------------------------------------------------------------
                    LEASE ROLLOVER SCHEDULE
                    -----------------------
                  NUMBER      SQUARE       % OF
                OF LEASES      FEET        GLA       BASE RENT
      YEAR       EXPIRING   EXPIRING(2)  EXPIRING     EXPIRING
    VACANT          NAP       13,307        3.1%         NAP
  2003 & MTM         2           622        0.1%   $   101,000
     2004            6         5,729        1.3%       339,850
     2005            3         1,525        0.4%       205,000
     2006           19        36,781        8.6%     1,533,730
     2007           43       113,693       26.6%     4,248,980
     2008            8        32,264        7.5%       787,073
     2009           13        60,448       14.1%     1,786,007
     2010            4         6,393        1.5%       342,470
     2011            5        15,152        3.5%       535,552
     2012            5        12,598        2.9%       435,126
     2013            3         8,948        2.1%       328,665
  THEREAFTER         2       119,979       28.1%     1,972,560
-----------------------------------------------------------------------
     TOTAL         113       427,439      100.0%   $12,616,013
-----------------------------------------------------------------------

----------------------------------------------------------------------------------------
                 % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE % OF
                   RENT      SQUARE FEET     % OF GLA     BASE RENT       BASE RENT
      YEAR       EXPIRING     EXPIRING(2)    EXPIRING      EXPIRING        EXPIRING
    VACANT          NAP         13,307          3.1%         NAP             NAP
  2003 & MTM         0.8%       13,929          3.3%     $   101,000          0.8%
     2004            2.7%       19,658          4.6%         440,850          3.5%
     2005            1.6%       21,183          5.0%         645,850          5.1%
     2006           12.2%       57,964         13.6%       2,179,580         17.3%
     2007           33.7%      171,657         40.2%       6,428,561         51.0%
     2008            6.2%      203,921         47.7%       7,215,633         57.2%
     2009           14.2%      264,369         61.8%       9,001,640         71.4%
     2010            2.7%      270,762         63.3%       9,344,110         74.1%
     2011            4.2%      285,914         66.9%       9,879,662         78.3%
     2012            3.4%      298,512         69.8%      10,314,788         81.8%
     2013            2.6%      307,460         71.9%      10,643,453         84.4%
  THEREAFTER        15.6%      427,439        100.0%      12,616,013        100.0%
----------------------------------------------------------------------------------------
     TOTAL         100.0%      427,439        100.0%     $12,616,013        100.0%
----------------------------------------------------------------------------------------

THE MARKET.(4) The Solomon Pond Property is located in the
Boston-Worcester-Lawrence MSA, approximately 38 miles west of downtown Boston. Primary access to the neighborhood is from Interstate 290, which joins Interstate 495 approximately two miles to the north of the Solomon Pond Property. Interstates 290 and 495 act as the primary thoroughfares through the area.

Total population within an approximate 15-mile radius of the Solomon Pond Property is approximately 717,157, and represents approximately a 0.76% annual compounded rate of increase over the past thirteen years. Primary employment centers for this location include Middlesex and Worcester counties as well as the Boston metro area. Major employers near the Solomon Pond Property include Raytheon, EMC, Compaq, Fidelity Investments and 3Com. From 1998 to 2003, the Boston-Worcester-Lawrence MSA employment grew at an average annual compound rate of approximately 0.61%. The average household income in 2003 for the trade area is estimated at $93,224.

----------
(1) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.
(2)  Approximate.
(3) Sales per square foot for the 12-month period ending December 31, 2002 as reported by the Borrower. Sales for theater are per screen. No representation is made as to the accuracy of the sales data.
(4) Certain information is from the appraisal report dated June 30, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

The Solomon Pond Property represents the largest regional mall along the Interstate-495 beltway corridor and provides the greatest concentration of retail space in the Blackstone Valley region or West submarket of Boston. As of June 12, 2003, the Solomon Pond Property was 96.9% occupied, and has maintained an occupancy rate of above 95% for the past five years. Total in-line comparable sales for tenants under 20,000 SF were $398 per square foot for 2002.

ESCROWS. The lender conditionally waived the requirements contained in the loan documents providing for certain escrows of real estate taxes, insurance, and replacement reserves, provided that (i) no event of default has occurred and is continuing and (ii) the actual trailing 12-month debt service coverage ratio at no time is less than 1.30x. If the actual trailing 12-month debt service coverage ratio is less than 1.30x, in lieu of borrower making such deposits, the borrower may provide a guarantee of such amounts from the sponsor, provided the sponsor maintains a net worth of at least $100,000,000.

PROPERTY MANAGEMENT. Simon Management Associates, LLC, is the property manager for the Solomon Pond Mall. The property manager is affiliated with the borrower.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

MIAMI INTERNATIONAL MALL (1)
----------------------------


          [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ...................                      1
 Location (City/State) .................................              Miami, FL
 Property Type .........................................                 Retail
 Size (Sq. Ft.) ........................................           292,509(2,3)
 Percentage Occupancy as of September 17, 2003 .........                  89.6%
 Year Built ............................................                   1982
 Appraisal Value .......................................           $179,000,000
 # of Tenants ..........................................                 117(2)
 Average Rent Per Square Foot ..........................            $36.24(2,3)
 Underwritten Occupancy ................................                  95.0%
 Underwritten Revenues .................................            $19,415,055
 Underwritten Total Expenses ...........................             $6,524,735
 Underwritten Net Operating Income (NOI) ...............            $12,890,320
 Underwritten Net Cash Flow (NCF) ......................            $12,265,060
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................                     MLML
 Origination Date ....................................                 09/22/03
 Cut-off Date Principal Balance ......................              $97,500,000
 Cut-off Date Loan Balance Per SF/Unit ...............             $332.32(2,3)
 Percentage of Initial Mortgage Pool Balance .........                     9.2%
 Number of Mortgage Loans ............................                        1
 Type of Security (fee/leasehold) ....................          Fee & Leasehold
 Mortgage Rate .......................................                    5.35%
 IO Period (Months) ..................................                       36
 Original Term to Maturity/ARD (Months) ..............                      120
 Original Amortization Term (Months) .................                      360
 Lockbox .............................................   Soft-Springing Hard(4)
 Cut-off Date LTV Ratio ..............................                    54.5%
 LTV Ratio at Maturity or ARD ........................                    48.6%
 Underwritten DSCR on NOI ............................                    1.97x
 Underwritten DSCR on NCF ............................                    1.88x
--------------------------------------------------------------------------------

---------------------
(1) Fitch, Inc. and Standard and Poor's Ratings Services have indicated that, in the context of its inclusion in the trust, the credit characteristics of the Miami International Mall Loan are consistent with the characteristics of an A+/A- obligation, respectively.
(2) Does not include the five anchor tenants (Burdine's, Burdine's -- Men, JC Penney, Sears, Dillards), which are excluded from the collateral and only contribute to common area maintenance.
(3)  Approximate.
(4) The loan is structured with a lockbox account into which all proceeds from the Miami Property are required to be deposited. Upon occurrence of a Cash Management Trigger Event, all monies from the lockbox account are required to be swept into a cash management account controlled by lender. A "Cash Management Trigger Event" occurs upon the earlier of an event of default or the debt service coverage ratio falling below 1.15x.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------





                               [GRAPHIC OMITTED]


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------







                               [GRAPHIC OMITTED]



This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Miami International Mall Loan") is evidenced by a single note and is secured by fee and leasehold first mortgages encumbering a regional mall located in Miami, Florida (the "Miami Property"). The Miami International Mall Loan represents approximately 9.2% of the initial mortgage pool balance and 11.1% of the initial mortgage pool balance of Loan Group 1. The Miami International Mall Loan was originated on September 22, 2003, and has a principal balance as of the cut-off date of $97,500,000.

The Miami International Mall Loan has a remaining term of 119 months and a scheduled maturity date of October 1, 2013. The Miami International Mall Loan may be prepaid on or after April 1, 2013, and permits defeasance with United States government obligations beginning December 1, 2005.

THE BORROWER. The borrower is Mall at Miami International, LLC, a special purpose entity (the "Borrower"). Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Miami International Mall Loan. The members of the Borrower are affiliates of Simon Property Group (48%), TIAA Miami International Mall, LLC (50%), which is 100%-owned by TIAA-CREF, and various limited partners (2%).

Headquartered in Indianapolis, Indiana, Simon Property Group ("SPG") is the largest publicly traded retail real estate investment trust in North America and the country's largest owner, developer and manager of high quality retail real estate. Through its subsidiary partnerships, it currently has an interest in 238 properties containing an aggregate of 184 million SF of gross leasable area in 36 states, as well as nine assets in Europe and Canada. As of September 30, 2003, SPG's total market capitalization was approximately $24 billion.

Founded in 1952, College Retirement Equities Fund ("CREF") is a nonprofit membership corporation established in New York State. CREF is the companion organization of Teachers Insurance and Annuity Association of America ("TIAA"), which was founded in 1918 by the Carnegie Foundation. Together, CREF and TIAA form the principal retirement system for the nation's education and research communities. With approximately $256 billion in assets under management, as of December 31, 2002, the TIAA-CREF group of companies is one of the largest financial service organizations.

THE PROPERTY. The Miami Property is a single-story regional mall located in West Miami-Dade County, Florida. Built in 1982, and located along the east side of 107th Avenue NW, just north of Route 836 (Dolphins Expressway), the subject property consists of a single building with five (5) anchor stores attached along with approximately 117 ancillary tenants and a recently renovated food court. Sears, Dillard's, Burdines -- 2 separate locations -- and JC Penney are the five (5) stores that act as anchor tenants. The anchor tenants own their own stores, and are not part of the collateral. Total retail space is approximately 1,076,815 SF, approximately 292,509 SF of which is collateral for the Miami International Mall Loan. Major tenants include The Gap, Old Navy, Express Women, The Limited, Victoria's Secret, Ann Taylor Loft, Champs Sports and Foot Locker. Renovations were completed in 2002 and included new tile flooring, new mall entrances, new center court, food court and children's play area.

As of September 17, 2003, the Miami Property was 89.6% occupied. With total in-line comparable sales for tenants under 20,000 SF of $384 PSF for 2002, the Miami Property outperformed other Class A and B regional malls located in the southeast United States, whose sales averaged $335 PSF for the under 20,000 SF category at the end of 2002.

The following table presents certain information relating to the major tenants at the Miami Property:

--------------------------------------------------------------------------------
                     SIGNIFICANT NATIONAL IN-LINE TENANTS
                     ------------------------------------
                                                                   MOODY'S /
        TENANT NAME                      PARENT COMPANY              S&P(1)
 Gap/Gap Kids/Gap Body            Gap, Inc. (NYSE: GPS)            Ba3/BB+
 Old Navy                         Gap, Inc. (NYSE: GPS)            Ba3/BB+
 Express Women               Limited Brands Inc. (NYSE: LTD)       Baa1/BBB
 The Limited                 Limited Brands Inc. (NYSE: LTD)       Baa1/BBB
 Victoria's Secret           Limited Brands Inc. (NYSE: LTD)       Baa1/BBB
 Lane Bryant             Charming Shoppes, Inc. (NasdaqNM: CHRS)   B2/BB-
 Ann Taylor Loft            Ann Taylor Stores Corp (NYSE: ANN)     NA/NA
 Lerner New York                    New York & Company             NA/NA
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                           SQUARE      % OF      SALES      BASE RENT      LEASE
        TENANT NAME        FEET(2)      GLA      PSF(3)       PSF       EXPIRATION
 Gap/Gap Kids/Gap Body    18,280       6.23%     312.34      NAP(4)        2008
 Old Navy                 16,816       5.75%   $ 315.47      NAP(5)        2005
 Express Women            11,182       3.82%   $ 411.94     $ 25.00        2006
 The Limited              10,147       3.47%   $ 458.54     $ 25.00        2006
 Victoria's Secret         6,701       2.29%   $ 632.77     $ 33.00        2008
 Lane Bryant               6,350       2.17%   $ 140.75     $ 20.00        2005
 Ann Taylor Loft           6,276       2.15%   $ 334.96     $ 29.00        2010
 Lerner New York           5,499       1.88%   $ 317.64     $ 27.00        2014
------------------------------------------------------------------------------------

----------
(1) Ratings provided are for the entity listed in the "Parent Company" column, whether or not the parent company guarantees the lease.
(2)  Approximate.
(3) Sales per square foot for the 12-month period ending December 31, 2002 as reported by the borrower. No representation is made as to the accuracy of the sales data.
(4) Tenant is currently paying 8.0% of adjusted gross sales in lieu of base rent, percentage rent and all additional rent as Annual Rent.
(5) Tenant is currently paying annual rent of 6.5% of adjusted gross sales between $0 and $8,000,000 and 4.0% of gross sales above $8,000,000 in lieu of minimum monthly rent, percentage rent and all additional rent.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Miami International Mall:

------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
                             -----------------------
                     NUMBER      SQUARE      % OF
                   OF LEASES     FEET        GLA       BASE RENT
         YEAR       EXPIRING   EXPIRING   EXPIRING     EXPIRING
      VACANT          NAP       30,382       10.4%       NAP
    2003 & MTM         11       19,166        6.6%   $  743,775
       2004            13       18,109        6.2%      824,754
       2005            14       48,926       16.7%    1,161,477
       2006            17       42,803       14.6%    1,641,952
       2007             7       11,982        4.1%      561,971
       2008             6       34,778       11.9%      531,001
       2009             9       11,881        4.1%      631,062
       2010             6       10,396        3.6%      475,216
       2011            10       13,448        4.6%      629,120
       2012            10       22,001        7.5%    1,053,472
       2013            11       17,974        6.1%      866,610
    THEREAFTER          3       10,663        3.6%      379,303
------------------------------------------------------------------------
      TOTAL           117      292,509      100.0%   $9,499,714
------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                    % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                      RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
         YEAR       EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
      VACANT          NAP          30,382         10.4%         NAP           NAP
    2003 & MTM          7.8%       49,548         16.9%     $  743,775          7.8%
       2004             8.7%       67,657         23.1%      1,568,529         16.5%
       2005            12.2%      116,583         39.9%      2,730,006         28.7%
       2006            17.3%      159,386         54.5%      4,371,958         46.0%
       2007             5.9%      171,368         58.6%      4,933,929         51.9%
       2008             5.6%      206,146         70.5%      5,464,930         57.5%
       2009             6.6%      218,027         74.5%      6,095,992         64.2%
       2010             5.0%      228,423         78.1%      6,571,208         69.2%
       2011             6.6%      241,871         82.7%      7,200,328         75.8%
       2012            11.1%      263,872         90.2%      8,253,800         86.9%
       2013             9.1%      281,846         96.4%      9,120,410         96.0%
    THEREAFTER          4.0%      292,509        100.0%      9,499,714        100.0%
------------------------------------------------------------------------------------------
      TOTAL           100.0%      292,509        100.0%     $9,499,714        100.0%
------------------------------------------------------------------------------------------

THE MARKET.(1) The Miami Property is located along the east side of 107th Avenue NW, just north of Route 836 (Dolphins Expressway), in Dade County, Miami, Florida. The neighborhood boundaries include those areas on the north side of Route 836. The western boundary of the neighborhood is set by the Florida Turnpike and the Everglades. The eastern neighborhood extends to Miami International Airport. The mall is located approximately seven miles west of Miami International Airport and within five minutes of three interstate highways.

The population of the Miami MSA, which encompasses Dade County, increased at a compounded annual rate of approximately 1.24% from 1998 to 2003. Primary employment centers for this location include Miami International Airport and related uses. Major employers within an easy commute of the Miami Property include Bell South, Carnival Cruise Lines, Dole Fresh Flowers and Doral Country Club.

The total number of households within the delineated market is estimated for 2003 at approximately 284,401, and represents an approximately 1.87% annual compounded rate of increase over the past thirteen years. The average household income in 2003 for the trade area is estimated at $57,436. The largest component of households (approximately 46.87%) earns between $25,000 and $75,000.

ESCROWS. The lender conditionally waived the requirements contained in the loan documents providing for certain escrows of real estate taxes, insurance, and replacement reserves, provided that (i) no event of default has occurred and is continuing and (ii) the actual trailing 12-month debt service coverage ratio at no time is less than 1.15x.

PROPERTY MANAGEMENT. Simon Management Associates, LLC, is the property manager for the Miami Property. The property manager is affiliated with the borrower.

----------
(1) Certain information is from the appraisal report dated August 15, 2003. The appraisal relies upon many assumptions, and no representation made as to the accuracy of the assumption underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

HOMETOWN AMERICA PORTFOLIO
--------------------------


          [GRAPHIC OMITTED]                       [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
                        PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties .............                             5
 Location (City/State) ...........................                     See table
 Property Type ...................................                        MHC(1)
 Size (Units) ....................................                         2,214
 Wtd. Avg. Percentage Occupancy as of
      July 21, 2003 ..............................                         96.8%
 Year Built ......................................                     See table
 Appraisal Value .................................                   $99,755,000
 Underwritten Occupancy ..........................                         96.8%
 Underwritten Revenues ...........................                   $10,856,668
 Underwritten Total Expenses .....................                    $3,000,424
 Underwritten Net Operating Income (NOI) .........                    $7,552,043
 Underwritten Net Cash Flow (NCF) ................                    $7,441,743
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................                      JPMC
 Origination Date ....................................                  10/16/03
 Cut-off Date Principal Balance ......................               $76,293,172
 Cut-off Date Loan Balance Per SF/Unit ...............                   $34,459
 Percentage of Initial Mortgage Pool Balance .........                      7.2%
 Number of Mortgage Loans ............................                         1
 Type of Security (fee/leasehold) ....................                       Fee
 Mortgage Rate .......................................                    5.300%
 IO Period (Months) ..................................                        12
 Original Term to Maturity/ARD (Months) ..............                        84
 Original Amortization Term (Months) .................                       330
 Lockbox .............................................    Soft-Springing Hard(2)
 Cut-off Date LTV Ratio ..............................                     76.5%
 LTV Ratio at Maturity or ARD ........................                     68.2%
 Underwritten DSCR on NOI ............................                     1.43x
 Underwritten DSCR on NCF ............................                     1.41x
--------------------------------------------------------------------------------

---------------------
(1)  Manufactured Housing Community
(2) All revenues from the Hometown America Portfolio Loans are deposited into a clearing account in the name of both borrower and lender. The borrower may access funds in the clearing account unless or until a Sweep Event occurs, at which point amounts on deposit in the clearing account are required to be swept periodically by or on behalf of the lender into a cash management account maintained by the lender or servicer. A "Sweep Event" means the occurrence of an event of default as provided in the loan documents.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------





                               [GRAPHIC OMITTED]





This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Hometown America Portfolio Loan") is evidenced by two notes. The first note, in the amount of $64,571,005, is secured by first deeds of trust on four manufactured housing communities (Cimmaron Park, Cedar Knolls, Leisurewoods-Rockland, and Chesterfield). The second note, in the amount of $11,722,167, is secured by a first deed of trust on one manufactured housing community (Lakeland Harbor).

The Hometown America Portfolio Loan was originated on October 16, 2003, and has an aggregate principal balance as of the cut-off date of approximately $76,293,172. The Hometown America Portfolio Loan represents approximately 7.2% of the initial mortgage pool balance. The Hometown America Portfolio Loan has a remaining term of 84 months to its maturity date of November 1, 2010. The Hometown America Portfolio Loan may be prepaid on or after September 1, 2010, and permits defeasance beginning two years after securitization.

THE BORROWER. The Borrower is Lakeland Harbor SPE LLC, a special purpose entity (the "Borrower"). The sponsor of the loan is Hometown America, L.L.C. ("Hometown"). Hometown is approximately 99% owned and funded by the Washington State Investment Board ("WSIB"). WSIB has investments totaling approximately $48 billion across more than 30 separate funds including approximately $3.6 billion in real estate. WSIB committed over $500 million of capital to Hometown's past acquisitions. WSIB is part of the executive branch of the State of Washington.

On May 29, 2003, Hometown, one of the nation's largest privately-held owner/operators of manufactured housing communities, announced the acquisition of Chateau Communities, Inc. (NYSE: CPJ) for a total consideration of approximately $2.2 billion in cash and assumed debt. The transaction closed on October 16, 2003.

THE PROPERTIES. Hometown America Portfolio consists of five manufactured housing communities located in Minnesota, Massachusetts, Michigan, and Florida. The properties include Cimmaron Park, Cedar Knolls, Leisurewoods-Rockland, Chesterfield and Lakeland Harbor. There are a total of 2,214 pads with a weighted average occupancy of 96.8%. The weighted average monthly pad rent is approximately $398 and the weighted average monthly market rent is approximately $399. The Hometown America Portfolio was acquired by the Borrower as part of the acquisition of Chateau Communities, Inc.

The following table presents certain information relating to the Hometown America Portfolio Loan properties:


--------------------------------------------------------------------------------
                        PORTFOLIO PROPERTIES
                        --------------------
                                               YEAR BUILT/    NUMBER
       PROPERTY NAME            LOCATION        RENOVATED    OF PADS
 CIMMARON PARK            Lake Elmo, MN        1969/2002      508
 CEDAR KNOLLS             Apple Valley, MN     1970/2003      460
 LEISUREWOODS-ROCKLAND    Rockland, MA           1985         394
 CHESTERFIELD             Chesterfield, MI     1968/1984      348
 LAKELAND HARBOR          Lakeland, FL           1984         504
                                               ---------     -----
 Total/Weighted Average                                      2,214
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                  AVERAGE
                        % OF TOTAL     AVERAGE    MARKET
     PROPERTY NAME          PADS      RENT/PAD  RENT/PAD(1) OCCUPANCY    APPRAISED VALUE(2)
 CIMMARON PARK             22.9%        $430       $430        96.1%        $29,000,000
 CEDAR KNOLLS              20.8%        $410       $410        96.1%        $21,500,000
 LEISUREWOODS-ROCKLAND     17.8%        $418       $430        99.5%        $17,330,000
 CHESTERFIELD              15.7%        $420       $408        93.1%        $16,500,000
 LAKELAND HARBOR           22.8%        $278       $278        99.8%        $15,425,000
                          -----         ----       ----        ----         -----------
 Total/Weighted Average   100.0%        $398       $399        96.8%        $99,755,000
---------------------------------------------------------------------------------------------

THE MARKET(1). Cimmaron Park is located in the Minneapolis/St. Paul Geographic Statistical Area which is made up of seven counties. The subject is in Washington County. Washington County's population as of year--end 2001 was approximately 207,642. Washington County has experienced approximately 3.2% average annual growth since 1990. The Cimmaron Park is on the east side of Lake Elmo Avenue/County Road 17, about one-quarter mile north of Interstate 94. The St. Paul Central Business district and the Minneapolis/St. Paul International Airport are both approximately a fifteen-minute drive from the subject.

Cedar Knolls is located in the Minneapolis/St. Paul Geographic Statistical Area which is made up of seven counties. Cedar Knolls is in Dakota County. Dakota County's population as of year-end 2001 was approximately 363,866. Dakota County has experienced approximately 2.6% average annual growth between 1990 and 2000. As of February 2003, the county had an unemployment rate of approximately 3.8%, compared to a state unemployment rate of approximately 4.9% and a national unemployment rate of approximately 6.4%. Cedar Knolls is located on the west side of Galaxie Avenue, about one-quarter mile south of interstate 35E. The Minneapolis CBD is approximately 25 minutes from the subject and the Minneapolis/St. Paul International Airport is approximately 15 minutes from the subject.

Leisurewoods-Rockland is located in the Boston/New Hampshire Geographic Statistical Area. Leisurewoods-Rockland is in Plymouth County. Plymouth County's population as of year-end 2000 was approximately 472,822. Plymouth County has experienced approximately 8.6% average annual

----------
(1)  As of July 21, 2003.
(2) Certain information from a third-party appraisal dated August 1, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

growth between 1990 and 2000. As of June 2003, the town of Rockland had an unemployment rate of approximately 5.0%, compared to the State unemployment rate of approximately 5.7% and a current national unemployment rate of approximately 6.4%. The 2002 average household income within a five-mile radius of the subject was approximately $77,769. Leisurewoods-Rockland is on the north side of North Avenue, about one mile west of Market Street.

Chesterfield is located in the Detroit Geographic Statistical Area, which consists of six counties. Chesterfield is in Macomb County. Macomb County's population as of year-end 2002 was approximately 798,322. Macomb County has experienced approximately 9.9% average annual growth between 1990 and 2000. Macomb County has a current unemployment rate of approximately 6.2% compared to the state unemployment rate of approximately 6.4% and a national unemployment rate of approximately 6.4%. Chesterfield is on the east side of Fairchild Road, just north of 22 Mile Road.

Lakeland Harbor is located in the Lakeland/Winter Haven Geographic Statistical Area. Lakeland Harbor is in Polk County. Polk County's estimated population as of year-end 2002 was approximately 504,984. Polk County has experienced approximately 1.8% average annual growth between 1990 and 2002. Polk County had an unemployment rate of approximately 6.0% compared to national unemployment rate of approximately 6.4%. The Lakeland Harbor is located on State Road 33, west of Melody Lane in the northern portion of the City of Lakeland, in the western portion of Polk County.

ESCROWS. The following Escrow/Reserve accounts have been established with respect to the Hometown America Portfolio Loan:

------------------------------------------------------------
                     ESCROWS / RESERVES
                     ------------------
 TYPE:                                INITIAL        MONTHLY
  Taxes .......................     $257,315       $51,692
  Capital Expenditure .........     $  3,688       $ 8,682
------------------------------------------------------------

DEFEASANCE. The Borrower may obtain a release of individual properties from the financing subject to certain conditions including providing defeasance collateral in an amount equal to the then-current allocated loan amount for that property multiplied by the release price for such property. The release price for each property is as follows: Cimmaron Park (120%), Cedar Knolls (115%), Leisurewoods-Rockland (115%), Chesterfield (115%), and Lakeland Harbor (115%).

SUBSTITUTION. The terms of the Hometown America Portfolio Loan permit the related borrower to obtain a release of one or more of the properties from the related mortgage liens by substituting another property of like kind and quality owned or acquired by the borrower, subject, in each case, to the fulfillment of certain conditions as described in the prospectus supplement.

ENVIRONMENTAL INSURANCE. In connection with the acquisition of Chateau Communities, Inc., the Borrower purchased insurance that included environmental coverage under a Pollution Legal Liability policy in the amount of $1,000,000 per occurrence and $5,000,000 annual in the aggregate. The loan agreement requires the Borrower to maintain this policy regardless of the status of environmental matters on the properties.

PROPERTY MANAGEMENT. Hometown America Management, L.L.C. is the property manager for all of the properties except Lakeland Harbor, which is managed by Hometown America Management, L.P. The property managers are affiliated with the borrower.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

CIRCA CAPITAL PORTFOLIO
-----------------------



                               [GRAPHIC OMITTED]


--------------------------------------------------------------------------------
                         PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ...............                          6
 Location (City/State) .............................                  See Table
 Property Type .....................................                Hospitality
 Size (Rooms) ......................................                      1,521
 Wtd. Avg. Occupancy as of August 31, 2003 .........                      63.3%
 Year Built ........................................                  See Table
 Appraisal Value ...................................                $69,800,000
 Underwritten Occupancy ............................                      63.3%
 Underwritten Revenues .............................                $32,818,673
 Underwritten Total Expenses .......................                $25,021,055
 Underwritten Net Operating Income (NOI) ...........                 $7,797,619
 Underwritten Net Cash Flow (NCF) ..................                 $6,484,872
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................                     MLML
 Origination Date ....................................                  7/22/03
 Cut-off Date Principal Balance ......................              $44,848,506
 Cut-off Date Loan Balance Per SF/Unit ...............                  $29,486
 Percentage of Initial Mortgage Pool Balance .........                     4.2%
 Number of Mortgage Loans ............................                        2
 Type of Security (fee/leasehold) ....................                      Fee
 Mortgage Rate .......................................                   6.950%
 IO Period (Months) ..................................                        0
 Original Term/ARD (Months) ..........................                      120
 Original Amortization Term (Months) .................                      300
 Lockbox .............................................   Soft Springing Hard(1)
 Cut-off Date LTV Ratio ..............................                    64.3%
 LTV Ratio or ARD ....................................                    51.5%
 Underwritten DSCR on NOI ............................                    2.05x
 Underwritten DSCR on NCF ............................                    1.71x


---------------------
(1) The loan is structured with a lockbox account under the control of the borrower into which all proceeds from the Circa Capital Properties are required to be deposited. Upon the occurrence of a Sweep Event, all amounts on deposit will be swept daily by or on behalf of lender into a cash collateral account maintained with an approved bank. "Sweep Event" means the earliest to occur of an event of default, the date that is three (3) months prior to the anticipated repayment date or the date on which the debt service coverage trigger is met.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------





                               [GRAPHIC OMITTED]





This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOANS. The mortgage loans (the "Circa Capital East Loan" and the "Circa Capital West Loan" and collectively, the "Circa Capital Loans") are evidenced by two notes that are cross-collateralized and cross-defaulted with each other and secured by first mortgages encumbering six full service hotels located in Arkansas, California, Montana, Texas and Wyoming (each, a "Circa Capital Property" and collectively, the "Circa Capital Properties"). The Circa Capital Loans represent approximately 4.2% of the initial mortgage pool balance and 5.1% of the initial mortgage pool balance of Loan Group 1. The Circa Capital Loans were originated on July 22, 2003, and have an aggregate principal balance as of the cut-off date of approximately $44,848,506.

The Circa Capital Loans have a remaining term of 117 months to its anticipated repayment date of July 1, 2013, and a scheduled maturity date of August 1, 2028. The Circa Capital Loans may be prepaid on or after June 30, 2013, and the Circa Capital Loans permit defeasance with United States government obligations beginning two years after securitization.

THE BORROWERS. There are two borrowers under the Circa Capital Loans. Each borrower was established as a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Circa Capital Loans. The sponsor of the borrowers is Circa Capital Corporation ("Circa Capital), which is a Dallas based real estate investment, development and asset management company. Over the past 10 years, Circa Capital and its principals have acquired, developed and managed over $400 million in assets including hotels and conference centers containing over 3,500 rooms; multifamily properties containing over 6,000 units; office properties containing over 2 million square feet and retail properties containing over 1 million square feet.

THE PROPERTIES. The Circa Capital Loans are secured by six full service Holiday Inn (Registered Trademark) hotels. The Circa Capital Properties contain, in aggregate, approximately 1,521 rooms. As of August 31, 2003, the weighted average occupancy rate for the Circa Capital Loans was approximately 63.3%.

The following tables present certain information relating to the Circa Capital
Properties:

----------------------------------------------------------------------------------------------
                        PROPERTY NAME                       PROPERTY LOCATION     ROOMS
 Holiday Inn (Registered Trademark)  -- Billings, MT ....     Billings, MT         317
 Holiday Inn (Registered Trademark)  -- Fort Smith, AR ..    Fort Smith, AR        255
 Holiday Inn (Registered Trademark)  Park Plaza .........      Lubbock, TX         202
 Holiday Inn (Registered Trademark)  -- Cheyenne, WY ....     Cheyenne, WY         244
 Holiday Inn (Registered Trademark)  Tower & Suites .....      Lubbock, TX         293
 Holiday Inn (Registered Trademark)  - Fresno ...........      Fresno, CA          210
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                              CUT-OFF DATE
                        PROPERTY NAME                      ALLOCATED BALANCE         YEAR BUILT               LOAN NAME
 Holiday Inn (Registered Trademark)  -- Billings, MT ....     $10,962,968    1972 (Renovated 1999)   Circa Capital East Loan
 Holiday Inn (Registered Trademark)  -- Fort Smith, AR ..     $ 7,674,078    1986 (Renovated 2000)   Circa Capital East Loan
 Holiday Inn (Registered Trademark)  Park Plaza .........     $ 6,079,464    1972 (Renovated 1999)   Circa Capital East Loan
 Holiday Inn (Registered Trademark)  -- Cheyenne, WY ....     $ 8,272,058    1982 (Renovated 1999)   Circa Capital West Loan
 Holiday Inn (Registered Trademark)  Tower & Suites .....     $ 6,976,434    1982 (Renovated 1999)   Circa Capital West Loan
 Holiday Inn (Registered Trademark)  - Fresno ...........     $ 4,883,504    1973 (Renovated 1999)   Circa Capital West Loan
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                         TTM
                                    2000        2001        2002     (8/31/2003)       UW
  Average Daily Rate (ADR) ....   $ 64.51     $ 65.61     $ 67.89      $ 66.29      $ 66.29
  Occupancy % .................      63.8%       64.1%       65.5%        63.3%        63.3%
  RevPar ......................   $ 41.17     $ 42.04     $ 44.35      $ 41.94      $ 41.96
----------------------------------------------------------------------------------------------

THE MARKET.(1) Billings, Montana is located in the Billings, Montana Geographic Statistical Area. The Fort Billings property is located in Yellowstone County. Yellowstone County's population was estimated at 132,100 in 2002. From 1990 to 2000, the population of Yellowstone County grew at an average annual rate of 1.3%. The Billings property is located on Midland Road and is visible from Interstate 90, the main thoroughfare in the Billings area. The Billings property is located in the West End area of Billings and is approximately four miles southwest of the Billings central business district.

Fort Smith, Arkansas is located in the Fort Smith, Arkansas-OK Geographic Statistical Area. The Fort Smith property is located in Sebastian County. Sebastian County's population was estimated at 117,300 in 2002. From 1990 to 2000, the population of Sebastian County grew by an average annual rate of 1.5%. The Fort Smith property is located on Rogers Avenue, between the recently completed 140,000 square foot Convention Center and the Fort Smith City Hall and County Court System. There is direct, enclosed access between the Fort Smith property and the Convention Center.

Lubbock, Texas is located in the Lubbock, Texas Geographic Statistical Area. The Lubbock properties are located in Lubbock County. Lubbock County's population was estimated at 245,500 in 2002. From 1990 to 2000, Lubbock County's population grew by an average annual rate of 0.9%. The Holiday Inn -- Park Plaza is located on South Loop 289, which is off the Lubbock Central Loop. The Holiday Inn Tower & Suites is located on Avenue Q, which is adjacent to the 300,000 square foot Lubbock Memorial Civic Center, and less than one mile from Texas Tech University. The Holiday Inn Tower & Suites is visible from Interstate 27.

----------
(1) Certain information from third-party appraisals dated May 7, 2003 (Billings, MT), March 19, 2003 (Fort Smith, AR), May 5, 2003 (Lubbock, TX), May 12, 2003 (Cheyenne, WY) and May 5, 2003 (Fresno, CA) may rely upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

Cheyenne, Wyoming is located in the Cheyenne, Wyoming Geographic Statistical Area. The Cheyenne property is located in Laramie County, the county seat of Wyoming. Laramie County's population was estimated at 827,000 in 2002. From 1990 to 2000, Laramie County's population grew at an average annual rate of 1.1%. The Cheyenne property is located on West Fox Farm Road along Interstate 80, about a mile east of the Interstate 80 and Interstate 25 junction. The Cheyenne property is visible from Interstate 80.

Fresno, California is located in the Fresno, California Geographic Statistical Area. The Fresno property is located in Fresno County. Fresno County's population was estimated at 825,800 in 2002. From 1990 to 2000, Fresno County's population grew at an average annual rate of 1.8%. The Fresno property is located on Clinton Avenue directly at the exit of the recently expanded and renovated Fresno Airport.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Circa Capital Loans:

--------------------------------------------------------------------------------
                           ESCROWS / RESERVES
                           ------------------
  TYPE:                                    INITIAL        MONTHLY
  Taxes ............................     $391,795      $ 61,355
  Insurance ........................     $ 46,129      $ 15,376
  Immediate Repairs ................     $107,681      $      0
  Capital Expenditure/FF&E .........     $      0      $113,066
  Environmental ....................     $ 11,878      $      0
  Seasonality ......................     $633,233      $      0
--------------------------------------------------------------------------------

HYPERAMORTIZATION. Commencing on the anticipated repayment date of August 1, 2013, in addition to the interest described above, additional interest at the rate of two percent (2%) per annum will also accrue on the principal amount of the Circa Capital Loans. Additional interest will also accrue on the accrued interest, if any, at the initial interest rate plus two percent (2%) per annum, but the payment of the additional interest will be deferred until the date of principal repayment. See "DESCRIPTION OF THE MORTGAGE POOL -- ARD Loans" in the prospectus supplement for information regarding ARD Loans.

PARTIAL RELEASE. Pursuant to the defeasance provisions set forth in the loan documents, the borrowers may elect to defease a portion of the Circa Capital Loans in connection with a release (a "Release") of one or more of the Circa Capital Properties provided that among other things: (i) the related borrower substitutes U.S. Treasury obligations in an amount equal to the sum of 125% of the allocated loan amount of such property; (ii) the aggregate debt service coverage immediately following the Release is at least equal to the greater of
(a) the aggregate debt service coverage ratio at the date of origination of the mortgage loan and (b) the aggregate debt service coverage ratio immediately prior to the Release; (iii) the borrower, at its sole expense, must prepare any and all documents and instruments necessary to effect the Release; and (iv) no event of default has occurred and is continuing. The loan documents require that Standard & Poor's Ratings Services and Fitch, Inc. must have confirmed in writing that any rating issued by them on the certificates will not, as a result of the proposed defeasance, be downgraded from the then current ratings, qualified or withdrawn.

PROPERTY MANAGEMENT. InterContinental Hotels Group Resources, Inc. ("IHG") is the property manager for the Circa Capital Properties. IHG manages approximately 515,000 rooms and 3,300 hotels located in 100 countries. IHG's brands include: Intercontinental (Registered Trademark) , Crowne Plaza (Registered Trademark) , Holiday Inn (Registered Trademark) , Holiday Inn Express (Registered Trademark) and Staybridge Suites (Registered Trademark) . Its largest brand, the Holiday Inn (Registered Trademark) , accounts for 1,567 of the hotels and 293,346 rooms or approximately 57% of IHG's total rooms. As of October 17, 2003, IHG's long term debt was rated "BBB" by Standard & Poor's Ratings Services and "BBB+" by Fitch, Inc.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

ANCHOR BAY
----------


          [GRAPHIC OMITTED]


                                                [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ..............                           1
 Location (City/State) ............................              Fair Haven, MI
 Property Type ....................................                      MHC(1)
 Size (Pads) ......................................                       1,411
 Percentage Occupancy as of July, 21 2003 .........                       86.9%
 Year Built .......................................                        1965
 Appraisal Value ..................................                 $59,300,000
 Underwritten Occupancy ...........................                       84.5%
 Underwritten Revenues ............................                  $7,058,290
 Underwritten Total Expenses ......................                  $1,764,166
 Underwritten Net Operating Income (NOI) ..........                  $4,053,770
 Underwritten Net Cash Flow (NCF) .................                  $3,984,570
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................                     JPMC
 Origination Date ....................................               10/16/2003
 Cut-off Date Principal Balance ......................              $41,248,141
 Cut-off Date Loan Balance Per SF/Unit ...............                  $29,233
 Percentage of Initial Mortgage Pool Balance .........                     3.9%
 Number of Mortgage Loans ............................                        1
 Type of Security (fee/leasehold) ....................                      Fee
 Mortgage Rate .......................................                   5.488%
 IO Period (Months) ..................................                       24
 Original Term to Maturity/ARD (Months) ..............                      120
 Original Amortization Term (Months) .................                      330
 Lockbox .............................................   Soft-Springing Hard(2)
 Cut-off Date LTV Ratio ..............................                    69.6%
 LTV Ratio at Maturity or ARD ........................                    59.2%
 Underwritten DSCR on NOI ............................                    1.39x
 Underwritten DSCR on NCF ............................                    1.37x
--------------------------------------------------------------------------------

---------------------
(1)  Manufactured Housing Community.
(2) All revenue from the Anchor Bay Loan are deposited into a Clearing Account in the name of both borrower and lender. The borrower may access funds in the Clearing Account unless or until a "Sweep Event" occurs, at which point amounts on deposit in the Clearing Account are required to be swept periodically by or on behalf of the lender into a Cash Management Account maintained by the lender or servicer. A "Sweep Event" means upon an event of default as further defined in the loan documents.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------







                                [GRAPHIC OMITTED]





This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Anchor Bay Loan") is evidenced by a single note secured by a first mortgage encumbering a manufactured housing community located in Fair Haven, Michigan (the "Anchor Bay Property"). The Anchor Bay Loan represents approximately 3.9% of the initial mortgage pool balance and 23.0% of Loan Group 2. The Anchor Bay Loan was originated on October 16, 2003, and has a principal balance as of the cut-off date of approximately $41,248,141. The Anchor Bay Loan has a remaining term of 120 months to its maturity date of November 1, 2013. The Anchor Bay Loan may be prepaid on or after August 1, 2013, and permits defeasance beginning two years after securitization.

THE BORROWER. Anchor Bay SPE LLC is the borrowing entity. The sponsor of the loan is Hometown America L.L.C. ("Hometown"). Hometown is 99% owned and funded by the Washington State Investment Board ("WSIB"). WSIB has investments totaling approximately $48 billion across more than 30 separate funds including approximately $3.6 billion in real estate. WSIB committed over approximately $500 million of capital to Hometown's past acquisitions. WSIB is part of the executive branch of the State of Washington.

On May 29, 2003, Hometown America LLC, one of the nation's largest privately-held owner/operators of manufactured housing communities, announced the acquisition of Chateau Communities, Inc. (NYSE: CPJ) for a total consideration of approximately $2.2 Billion in cash and assumed debt. The transaction closed on October 16, 2003. The Anchor Bay Property was acquired by the borrower as part of the acquisition.

THE PROPERTY. The Anchor Bay Property is a 1,411-pad manufactured housing community located in Fair Haven, Michigan. The site contains approximately 221.9 acres and was developed in stages between 1965 and 1999. The site offers two pad types, single wide (approximately 60%) and double wide (approximately 40%) with quoted rental rates ranging from $391 to $417 per month depending on pad size. The Anchor Bay Property amenities include two community pools, tennis court, children's playground, exercise room, and combination leasing office/clubhouse. The property is adjacent to Lake St. Clair, a recreational lake, and a marina that is popular among its residents. The property has open surface, concrete and asphalt parking for all residents with approximately two spaces per pad.

THE MARKET(1). The Anchor Bay Property is located in Michigan, which is economically dominated by the Detroit Metropolitan Statistical Area, which consists of six counties. The six-county region consists of Lapeer, Macomb, Monroe, Oakland, St. Clair and Wayne Counties, in southeastern Michigan along the shores of Lake Erie, Lake St. Clair and the Detroit River, which connects the two lakes. The Anchor Bay Property is located in St. Clair county (the "County"). The County's population, as of year-end 2002, was approximately 167,153. The County has experienced an approximately 1.2% annual average growth since 1990 and is projected to achieve approximately 0.9% annual population growth through 2007. The County has a current unemployment rate of approximately 9.1%, compared to the national unemployment rate of approximately 6.4%. The 2002 average household income within 5-miles of the Anchor Bay Property was approximately $68,936. The Detroit MSA has a total of approximately 48,029 manufactured home sites, of which approximately 96% are located within all age communities. As of February 1, 2003, the vacancy rate was approximately 6.7%, which is a slight increase from the prior year when vacancy stood at approximately 6.2%. The average monthly market rent for the Anchor Bay Property is approximately $389 per pad and the average Anchor Bay Property quoted monthly rent is approximately $401 per pad.


The Detroit metropolitan area is well known for its manufacturing market with its prominent automobile industry. Detroit's economy has historically been heavily dependent on the condition of this specific market. However, according to recent statistics, the Services industry has the largest share of employment in the Detroit MSA, followed by retail trade and durable manufacturing. The automobile industry is still a dominant force in the Detroit economy, but it is the service aspect of the industry that is significantly contributing to employment growth. Statistics for the Detroit MSA indicate an unemployment rate of approximately 6.6%.

ESCROWS. The following Escrow/Reserve accounts have been established with respect to the Anchor Bay Loan:

--------------------------------------------------------------------------------
                      ESCROWS / RESERVES
                      ------------------
  TYPE:                              INITIAL       MONTHLY
  Taxes .......................    $116,290      $19,382
  Capital Expenditure .........    $      0      $ 1,613
--------------------------------------------------------------------------------

DEFEASANCE. The Borrower may obtain a release of the Anchor Bay Property from the financing subject to certain conditions, including providing defeasance collateral to the then-current loan amount for such property.

ENVIRONMENTAL INSURANCE. In connection with the acquisition of Chateau Communities, Inc., the Borrower purchased insurance that included environmental coverage under a Pollution Legal Liability policy in the amount of $1,000,000 per occurrence and $5,000,000 in the annual aggregate. The loan agreement requires the Borrower to maintain this policy regardless of the status of environmental matters on the properties.

PROPERTY MANAGEMENT. The property manager of the Anchor Bay Property is Hometown America Management, L.P. The property manager is affiliated with the borrower.

----------
(1) Certain information from the appraisal dated August 1, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

LINCOLN CENTER
--------------


                               [GRAPHIC OMITTED]




--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ................                         1
 Location (City/State) ..............................           Miami Beach, FL
 Property Type ......................................                 Mixed Use
 Size (Sq. Ft.) .....................................                166,300(1)
 Percentage Occupancy as of August 28, 2003 .........                    100.0%
 Year Built .........................................                      1999
 Appraisal Value ....................................               $44,500,000
 # of Tenants .......................................                        16
 Average Rent Per Square Foot .......................                 $23.60(1)
 Underwritten Occupancy .............................                     95.0%
 Underwritten Revenues ..............................                $5,030,664
 Underwritten Total Expenses ........................                $1,551,226
 Underwritten Net Operating Income (NOI) ............                $3,479,418
 Underwritten Net Cash Flow (NCF) ...................                $3,355,255
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller...............................                       MLML
 Origination Date ..................................                        TBD
 Cut-off Date Principal Balance ....................                $34,000,000
 Cut-off Date Loan Balance Per SF/Unit .............                 $204.45(1)
 Percentage of Initial Mortgage Pool Balance .......                       3.2%
 Number of Mortgage Loans ..........................                          1
 Type of Security (fee/leasehold) ..................                        Fee
 Mortgage Rate .....................................                     5.860%
 IO Period (Months) ................................                          0
 Original Term to Maturity/ARD (Months) ............                        120
 Original Amortization Term (Months) ...............                        360
 Lockbox ...........................................     Soft-Springing Hard(2)
 Cut-off Date LTV Ratio ............................                      76.4%
 LTV Ratio at Maturity or ARD ......................                      64.5%
 Underwritten DSCR on NOI ..........................                      1.44x
 Underwritten DSCR on NCF ..........................                      1.39x
--------------------------------------------------------------------------------

---------------------
(1)  Approximate.
(2) The loan is structured with a cash management account under the control of the borrower into which all proceeds from the property are required to be deposited. Upon occurrence of a Sweep Event, all monies from the cash management account are required to be swept into a lockbox account controlled by the lender. A "Sweep Event" is triggered upon the earlier to occur of an event of default or the date on which the debt service coverage trigger is met.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------





                               [GRAPHIC OMITTED]




This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Lincoln Center Loan") is evidenced by a single note and is secured by a first deed of trust encumbering an entertainment retail center located in Miami Beach, Florida (the "Lincoln Center Property"). The Lincoln Center Loan represents approximately 3.2% of the initial mortgage pool balance and 3.7% of the initial mortgage pool balance of Loan Group 1. The Lincoln Center Loan when originated will have a principal balance as of the cut-off date of approximately $34,000,000.

The Lincoln Center Loan has a remaining term of 120 months and a scheduled maturity date of November 1, 2013. The Lincoln Center Loan may be prepaid on or after August 1, 2013, and permits defeasance with United States government obligations beginning two years after the closing of this trust.

THE BORROWER. The borrower is 1100 Lincoln Road, LP, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Lincoln Center Loan. The sponsors of the borrower are Aby Rosen and Michael Fuchs. Mr. Rosen and Mr. Fuchs are co-founders of RFR Holding, LLC, a New York-based real estate firm that controls over four million square feet of commercial space in Manhattan comprised of approximately 18 office buildings and approximately 2,000 apartment units. Mr. Rosen and Mr. Fuchs each have substantial real estate development and investment experience.

THE PROPERTY. The Lincoln Center Property consists of a multiplex cinema/retail building, an attached 290-space parking garage, and a free-standing single-tenant retail building located within the City of Miami Beach. The Lincoln Center Property contains approximately 166,300 rentable square feet, and is situated on approximately 1.777 acres at the intersection of Lincoln Road and Alton Road. The multiplex cinema/retail building and the attached parking garage were constructed in 1999, while the retail building, presently occupied by Banana Republic, was originally constructed in 1947 as a bank facility and was converted to retail use during development of the Lincoln Center Property. As of August 28, 2003, the occupancy rate for the Lincoln Center Property was 100.0%. The largest tenant is Regal Cinemas, Inc. ("Regal") which has approximately 5,110 screens in 39 states. Regal operates an 18-screen multiplex cinema with stadium seating at the Lincoln Center Property under a lease expiring in June, 2019. The subject theater is the only multiplex cinema in Miami Beach. The largest retail tenant is Anthropologie, Inc. ("Anthropologie"). Anthropologie sells women's casual apparel and accessories, home furnishings, gifts, and decorative items targeted at women aged 30 to 45. Banana Republic (Florida), LLC ("Banana Republic") is the second largest retail tenant at the Lincoln Center Property. The lease is guaranteed by Banana Republic, Inc., a subsidiary of Gap, Inc. Banana Republic sells men's and women's clothing, shoes, accessories, personal care products and home furnishings. The 290-space parking garage at the Lincoln Center Property is leased to, and operated by, Lincoln Center Parking, Inc. under a lease which expires December, 2017. Base rent under the Lincoln Center Parking, Inc. lease is presently $600,000 per year, making the garage the second-largest rent source (behind Regal).


----------------------------------------------------------------------------------
              ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS
              -----------------------------------------------------
        TENANT NAME                   PARENT COMPANY           MOODY'S / S&P(1)
 Regal .................  Regal Entertainment (NYSE: RGC)          B3 / BB-
 Anthropologie ......... Urban Outfitters (NasdaqNM: URBN)         NA / NA
 Banana Republic
   (Florida), LLC ......       Gap, Inc. (NYSE: GPS)              Ba3 / BB+
----------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                             % OF    SALES    BASE RENT      LEASE
        TENANT NAME        SQUARE FEET(2)     GLA    PSF(3)      PSF      EXPIRATION
 Regal .................     78,744          47.4%   $ 107(4)  $ 19.95       2019
 Anthropologie .........     10,688           6.4%   $ 261     $ 37.32       2010
 Banana Republic
   (Florida), LLC ......      9,195           5.5%   $ 407     $ 29.64       2006
---------------------------------------------------------------------------------------

----------
(1) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease
(2)  Approximate.
(3) Sales per square foot for the 12-month period ending December 31, 2002 as reported by the managing agent. No representation is made as to the accuracy of the sales data.
(4)  Regal sales equate to $468,801 per screen.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                    LEASE ROLLOVER SCHEDULE
                    -----------------------
                    NUMBER      SQUARE       % OF
                  OF LEASES      FEET        GLA      BASE RENT
        YEAR       EXPIRING  EXPIRING(1)   EXPIRING    EXPIRING
     VACANT            0             0        0.0%   $        0
    2003 & MTM         0             0        0.0%            0
      2004             0             0        0.0%            0
      2005             0             0        0.0%            0
      2006             3        13,170        7.9%      402,389
      2007             2         5,672        3.4%      239,251
      2008             2         3,028        1.8%      152,110
      2009             0             0        0.0%            0
      2010             5        22,851       13.7%      815,095
      2011             0             0        0.0%            0
      2012             0             0        0.0%            0
      2013             1         2,500        1.5%      120,000
   THEREAFTER          3       119,079       71.6%   $2,196,068
----------------------------------------------------------------------
      TOTAL           16       166,300      100.0%   $3,924,913
----------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                   % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                     RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
        YEAR       EXPIRING    EXPIRING(1)     EXPIRING      EXPIRING      EXPIRING
     VACANT            0.0%            0          0.0%     $        0          0.0%
    2003 & MTM         0.0%            0          0.0%              0          0.0%
      2004             0.0%            0          0.0%              0          0.0%
      2005             0.0%            0          0.0%              0          0.0%
      2006            10.3%       13,170          7.9%        402,389         10.3%
      2007             6.1%       18,842         11.3%        641,640         16.3%
      2008             3.9%       21,870         13.2%        793,750         20.2%
      2009             0.0%       21,870         13.2%        793,750         20.2%
      2010            20.8%       44,721         26.9%      1,608,845         41.0%
      2011             0.0%       44,721         26.9%      1,608,845         41.0%
      2012             0.0%       44,721         26.9%      1,608,845         41.0%
      2013             3.1%       47,221         28.4%      1,728,845         44.0%
   THEREAFTER         56.0%      166,300        100.0%     $3,924,913        100.0%
-----------------------------------------------------------------------------------------
      TOTAL          100.0%      166,300        100.0%     $3,924,913        100.0%
-----------------------------------------------------------------------------------------

THE MARKET(2). The Lincoln Center Property is located at the west end of the Lincoln Road retail/entertainment district in the South Beach area of Miami Beach. With the renaissance of South Beach as a destination for entertainment, hospitality and shopping in Miami -- Dade County during the 1990s, rental rates for retail space have climbed over the past 10 years. By the end of the 1990s, and after a $16 million renovation in 1997 to streetscaping along Lincoln Road, rental rates climbed to their present range from approximately $40.00/SF to over $80.00/SF. National retailers have moved into spaces along Lincoln Road, which now includes Banana Republic, Starbucks, The Gap, Pottery Barn, Williams Sonoma, Regal Cinemas, Mayor's Jewelers and Victoria's Secret. Occupancies at retail properties in South Beach have remained relatively steady, despite the significant increases in rental rates for retail space. While some newer properties are still undergoing lease-up, the overall occupancy rate for retail properties in the submarket is approximately 95%.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Lincoln Center Loan:

----------------------------------------------------------
                    ESCROWS / RESERVES
                    ------------------
  TYPE:                              INITIAL     MONTHLY
  Taxes .......................    $      0      $49,417
  Insurance ...................           0      $39,583
  Capital Expenditure .........           0      $ 2,105
  TI/LC Reserve(1) ............    $630,000      $ 6,290
----------------------------------------------------------

PROPERTY MANAGEMENT. The property is managed by RFR Realty, LLC, an affiliate of the sponsors and the borrower.

----------
(1)  Approximate.
(2) Certain information from a third-party appraisal dated July 7, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
(3) One tenant, Fortune International / Fortune Development Sales, Inc. (approximately 1,443 square feet or 0.9% of gross rentable area), was not in occupancy at the time the Lincoln Center Loan was closed. The tenant was paying rent and tenant improvements were underway. A holdback of $630,000 was established at closing, to be released when the tenant takes final occupancy and is open for business in the space.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE PUCK BUILDING
-----------------



                               [GRAPHIC OMITTED]



--------------------------------------------------------------------------------
                          PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ................                         1
 Location (City/State) ..............................              New York, NY
 Property Type ......................................                    Office
 Size (Sq. Ft.) .....................................                202,078(1)
 Percentage Occupancy as of August 31, 2003 .........                 100.0%(2)
 Year Built .........................................                      1886
 Appraisal Value ....................................               $48,500,000
 # of Tenants .......................................                         7
 Average Rent Per Square Foot .......................                 $19.63(1)
 Underwritten Occupancy .............................                     95.0%
 Underwritten Revenues ..............................                $5,201,296
 Underwritten Total Expenses ........................                $1,879,052
 Underwritten Net Operating Income (NOI) ............                $3,322,244
 Underwritten Net Cash Flow (NCF) ...................                $3,066,034
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................                     MLML
 Origination Date ....................................                 06/30/03
 Cut-off Date Principal Balance ......................              $30,378,221
 Cut-off Date Loan Balance Per SF/Unit ...............               $150.11(1)
 Percentage of Initial Mortgage Pool Balance .........                     2.9%
 Number of Mortgage Loans ............................                        1
 Type of Security (fee/leasehold) ....................                      Fee
 Mortgage Rate .......................................                   5.450%
 IO Period (Months) ..................................                        0
 Original Term /ARD (Months) .........................                      120
 Original Amortization Term (Months) .................                      360
 Lockbox .............................................           Springing Hard
 Cut-off Date LTV Ratio ..............................                    62.6%
 LTV Ratio or ARD ....................................                    52.5%
 Underwritten DSCR on NOI ............................                    1.61x
 Underwritten DSCR on NCF ............................                    1.48x
--------------------------------------------------------------------------------

---------------------
(1)  Approximate.
(2) The building is 100% leased, but New York University (approximately 75,000 square feet or 37.1% of gross leasable area) will not be in full occupancy until substantial tenant improvements are completed. The borrower expects final occupancy by New York University by the end of the first quarter in 2004. Escrows have been established for New York University rent and reimbursements during the improvement period, as well as for all landlord obligations relating to the improvements.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------






                               [GRAPHIC OMITTED]





This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Puck Building Loan") is evidenced by a single note and is secured by a first mortgage encumbering an office building in New York City, New York (the "Puck Building Property"). The Puck Building Loan represents approximately 2.9% of the initial mortgage pool balance and 3.5% of the initial mortgage pool balance of Loan Group 1. The Puck Building Loan was originated on June 30, 2003, and has a principal balance as of the cut-off date of approximately $30,378,221.

The Puck Building Loan has a remaining term of 116 months to its anticipated repayment date of July 1, 2013. The scheduled maturity date is June 1, 2033. The Puck Building Loan may be prepaid on or after June 1, 2013, and defeasance with United States government obligations is permitted beginning December 1, 2005.

THE BORROWER. The borrower is New Puck, L.P., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Puck Building Loan. The sponsor of the borrower is Charles Kushner. Mr. Kushner is a New Jersey-based real estate investor and developer, and serves as Chairman of Kushner Companies. Kushner Companies is a privately-held real estate concern with an ownership interest in more than 6 million square feet of commercial properties and direct management responsibility for more than 3 million square feet. The company owns and/or operates properties in New Jersey, New York, Connecticut, Pennsylvania, Maryland, Delaware, Massachusetts, and Florida.

THE PROPERTY. The Puck Building is an historic office building located on a full block at the corner of Houston Street and Lafayette Street in Manhattan. Due to its Romanesque Revival architecture, the building carries a designation (exterior only) by the New York City Landmarks Preservation Commission as well as a listing on the National Register of Historic Places. In its present configuration, the Puck Building contains approximately 202,078 square feet of net rentable area, consisting of approximately 179,478 square feet of Class "B" loft office space; approximately 20,000 square feet of grade-level retail space presently used as special event space; approximately 10,691 square feet of skylight ballroom space; and approximately 2,600 square feet of basement storage space. As of August 31, 2003, the Puck Building was 100% leased to seven tenants at an average rent of $19.63 per square foot.(1)

The largest tenant is New York University ("NYU") with approximately 75,000 square feet or approximately 37.1% of net rentable area. NYU recently leased three contiguous floors to consolidate various management and administrative functions under a lease that runs through June, 2019. NYU presently has more than 48,000 students, and the faculty totals over 3,100 full-time members. The main Manhattan campus is located approximately four blocks northwest of the Puck Building. Audited financial statements for NYU as of August 31, 2002 indicate total assets in excess of $3.9 billion, including cash and short-term investments in excess of $427 million. The second largest tenant is Swanke, Hayden, Connell Architecture ("Swanke Hayden") with approximately 51,000 square feet or approximately 25.2% of net rentable area. Swanke Hayden is a multi-national private architecture and design firm with primary locations in nine cities and affiliate offices in an additional 14 cities worldwide. The New York office serves as the firm's headquarters. Swanke Hayden has been a tenant at the Puck Building since 1994. The third largest tenant is NY Caterers Associates, LLC ("NY Caterers") with approximately 31,691 square feet or approximately 15.7% of net rentable area. NY Caterers' leased space includes the grade-level retail spaces as well as the 7th floor skylight ballroom, all of which are used as special events spaces in which parties, weddings, meetings, and fashion shoots are held. NY Caterers is an affiliate of the sponsor.


----------
(1) The building is 100% leased, however, New York University (approximately 75,000 square feet or 37.1% of gross leasable area) will not be in full occupancy of the a portion of its space until substantial tenant improvements are completed. Projected final occupancy for these floors is by the end of the first quarter in 2004. Escrows have been established for New York University rent and reimbursements during the improvement period, as well as for all landlord obligations relating to the improvements.

This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

The following table presents certain information relating to the major tenants at the Puck Building.

--------------------------------------------------------------------------------
                                   TENANTS
                                   -------
                                                             MOODY'S /
 TENANT NAME                          PARENT COMPANY            S&P
 New York University                  NA/NA                    NA/NA
 Swanke Hayden Connell                NA/NA                    NA/NA
 NY Caterers Associates               NA/NA                    NA/NA
                              Icon Medialab International
 Icon Nicholson, LLC              AB (Stockholm: ICON)         NA/NA
 The Center for Children and
   Families, Inc.                        NA/NA                 NA/NA
 Gigante Vaz & Partners
   Advertising, Inc.                     NA/NA                 NA/NA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                    %                                        LEASE
 TENANT NAME                  SQUARE FEET(1)    OF GLA     SALES PSF    BASE RENT PSF(1)  EXPIRATION
 New York University              75,000          37.1%      NA/NA          $ 21.00(2)       2019
 Swanke Hayden Connell            51,000          25.2%      NA/NA          $ 17.40          2011
 NY Caterers Associates           31,691          15.7%      NA/NA          $ 12.00          2013
 Icon Nicholson, LLC              28,341          14.0%      NA/NA          $ 27.73          2006
 The Center for Children and
   Families, Inc.                  6,275           3.1%      NA/NA          $ 16.00          2010
 Gigante Vaz & Partners
   Advertising, Inc.               6,077           3.0%      NA/NA          $ 26.05          2008
--------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Puck Building.

-----------------------------------------------------------------------------
                            LEASE ROLLOVER SCHEDULE
                            -----------------------
                   NUMBER      SQUARE       % OF
                 OF LEASES      FEET        GLA       BASE RENT
        YEAR      EXPIRING   EXPIRING(1) EXPIRING     EXPIRING
     VACANT          0              0        0.0%   $        0
   2003 & MTM        1          1,105        0.5%            0
      2004           0              0        0.0%            0
      2005           0              0        0.0%            0
      2006           1         28,341       14.0%      785,964
      2007           0              0        0.0%            0
      2008           0              0        0.0%            0
      2009           1          2,589        1.3%       69,900
      2010           1          6,275        3.1%      100,404
      2011           1         51,000       25.2%      874,284
      2012           0              0        0.0%            0
      2013           2         37,768       18.7%      538,608
   THEREAFTER        1         75,000       37.1%   $1,575,000
-----------------------------------------------------------------------------
     TOTAL           8        202,078      100.0%   $3,944,160
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                    RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
        YEAR      EXPIRING     EXPIRING(1)    EXPIRING      EXPIRING      EXPIRING
------------------------------------------------------------------------------------------
     VACANT           0.0%            0          0.0%     $         0         0.0%
   2003 & MTM         0.0%        1,105          0.5%               0         0.0%
      2004            0.0%        1,105          0.5%               0         0.0%
      2005            0.0%        1,105          0.5%               0         0.0%
      2006           19.9%       29,446         14.6%         785,964        19.9%
      2007            0.0%       29,446         14.6%         785,964        19.9%
      2008            0.0%       29,446         14.6%         785,964        19.9%
      2009            1.8%       32,035         15.9%         855,864        21.7%
      2010            2.5%       38,310         19.0%         956,268        24.2%
      2011           22.2%       89,310         44.2%       1,830,552        46.4%
      2012            0.0%       89,310         44.2%       1,830,552        46.4%
      2013           13.7%      127,078         62.9%       2,369,160        60.1%
   THEREAFTER        39.9%      202,078        100.0%       3,944,160       100.0%
------------------------------------------------------------------------------------------
     TOTAL          100.0%      202,078        100.0%       3,944,160       100.0%
------------------------------------------------------------------------------------------

THE MARKET(3). The Puck Building is located in the Midtown South office market, which is generally defined as the area between 30th and Canal Streets from the Hudson River to the East River. The Midtown South office market is further divided into five submarkets: the Chelsea, Gramercy Park, Greenwich Village, Hudson Square and SoHo submarkets. The SoHo submarket, in which the Puck Building is located, generally encompasses the area south of East Houston Street, west of the East River, north of Canal Street and east of Avenue of the Americas. The Puck Building is located on the border of the SoHo and Greenwich Village submarkets, however, the Puck Building is most similar to and competes most directly with properties in the SoHo submarket. The SoHo submarket contains 170 buildings with an aggregate rentable area of approximately 7.7 million square feet. Secondary Class "B" space is contained within 54 buildings with approximately 4.3 million square feet of office space, and there are 124 buildings classified as Class "C" with

----------
(1)  Approximate.
(2) During the first year of the term, the tenant is not obligated to pay Base Rent. During the first six months of the term, the tenant is not obligated to reimburse any operating expenses. These concessions are collectively mitigated by an up-front escrow totaling $1,625,000. The initial Base Rent under the lease is $21.00 per square foot beginning on June 6, 2004 and continuing for four years. A blended lease rate over the 10-year anticipated loan term of $22.33/SF has been underwritten given the financial strength of New York University.
(3) Certain information from the appraisal dated April 28, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

approximately 3.3 million square feet of rentable area. The Puck Building is considered to be a Class "B" building. The vacancy rate for direct space in Class "B" offices in the SoHo submarket is approximately 7.8%, while Class "C" space has a vacancy of approximately 8.1%. Overall, the indicated vacancy rate is approximately 7.8% in the SoHo submarket. Within the subset of directly competing office buildings, the vacancy rate for direct space is approximately 5.9%. Class "B" spaces have average asking rents of $33.54 per square foot plus electric. The available Class "C" spaces in the market indicate average asking rents of $26.57 per square foot.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Puck Building Loan:


--------------------------------------------------------------------------------
                              ESCROWS / RESERVES
  TYPE:                                                  INITIAL       MONTHLY
  Taxes ...........................................    $  105,054      $52,527
  Insurance(1).....................................        N/A             N/A
  Lease Rollover Reserve(2)........................    $  500,000      $     0
  Capital Expenditures ............................    $        0      $ 4,210
  Swanke Hayden Reletting Reserve(3)...............    $        0          TBD
  Initial NYU Rent Abatement Escrow(4).............    $1,625,000      $     0
  Initial NYU TI Reimbursement Reserve(5)..........    $3,150,000      $     0
  Initial Phase I Landlord's Work Reserve(6).......    $  709,160      $     0
--------------------------------------------------------------------------------

HYPERAMORTIZATION. Commencing on the anticipated repayment date of July 1, 2013, in addition to the interest described above, additional interest at the rate of 1.75% per annum will also accrue on the principal amount of the Puck Building Loan. To the extent permitted, additional interest will also accrue on the accrued interest, if any, at the interest rate plus 1.75% per annum, but the payment of the additional interest will be deferred until the date of principal repayment.

PROPERTY MANAGEMENT. The Puck Building is managed by Westminster Management LLC, an affiliate of the borrower and the Kushner Companies.

----------
(1) So long as no event of default has occurred, all required insurance is in full force and effect, and lender has received proof of timely payment of insurance payments, collection of monthly insurance escrows have been conditionally deferred.
(2) The initial lease rollover reserve deposit must remain on deposit until the Puck Building Loan is paid in full. Should an event of default occur, the funds may be applied by the lender to the payment of debt or any other charges accruing under the loan documents as lender in its sole discretion may determine.
(3) Upon the date that Swanke Hayden Connell delivers to borrower notice of its intention to terminate or surrender any portion of the space under the Swanke Hayden Connell lease, monthly deposits will be collected (to the extent available from the monthly revenues generated by the Puck Building) into a Swanke Hayden Reletting Reserve until an amount equal to $10 per square foot of space to be terminated or surrendered has been deposited. The borrower may substitute an approved letter of credit in lieu of this reserve.
(4) The NYU lease provides for one year of free rent and six months of deferred expense reimbursements. These concessions have been fully mitigated by the establishment of the Initial NYU Rent Abatement Escrow. The borrower may substitute an approved letter of credit in lieu of this reserve. Should an event of default occur, the funds may be applied by the lender to the payment of debt or any other charges accruing under the loan documents as Lender in its sole discretion may determine.
(5) Under the terms of the NYU lease, the landlord is responsible for reimbursing up to $4,150,000 in tenant reimbursement costs. At loan origination a $3,150,000 obligation was remaining and was deposited in the Initial NYU TI Reimbursement Reserve. The borrower may substitute an approved letter of credit in lieu of this reserve. Should an event of default occur, the funds may be applied by the lender to the payment of debt or any other charges accruing under the loan documents as lender in its sole discretion may determine.
(6) Under the terms of the NYU lease, the landlord is responsible for completing certain tasks defined as "Phase I Landlord's Work" and "Phase II Landlord's Work. " Phase I Landlord's Work was completed in September 2003 and New York University has accepted the space, as evidenced by an updated estoppel and related funds have been released to the borrower. Phase II Landlord's Work entails replacing all exterior windows of each floor of the NYU demised premises. Until such time as the Phase II Landlord's Work has been substantially completed, lender will not be obligated to disburse up to 10% of the cost of the Phase II Landlord's Work (the "Phase II Retention Amount") to the borrower. Upon substantial completion of the Phase II Landlord's Work, the borrower must send notice thereof to the lender and, subject to documentation set forth in the loan documents, the lender must disburse one-half of the Phase II Retention Amount to the borrower; provided, however, that the remaining one-half of the Phase II Retention Amount must be disbursed to the borrower when the lender receives copies of any and all final certificates of occupancy or other certificates, licenses and permits required for the ownership, occupancy and operation of the Puck Building in accordance with all legal requirements. The borrower may substitute an approved letter of credit in lieu of this reserve. Should an event of default occur, the funds may be applied by the lender to the payment of debt or any other charges accruing under the loan documents as lender in its sole discretion may determine.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

167 EAST 61ST STREET
--------------------


                               [GRAPHIC OMITTED]




--------------------------------------------------------------------------------
                            PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ................                         1
 Location (City/State) ..............................              New York, NY
 Property Type ......................................               Multifamily
 Size (Units) .......................................                       173
 Percentage Occupancy as of August 11, 2003 .........                      100%
 Year Built .........................................                      1983
 Appraisal Value ....................................              $145,000,000
 Underwritten Occupancy .............................                     95.0%
 Underwritten Revenues ..............................               $15,477,198
 Underwritten Total Expenses ........................                $6,119,088
 Underwritten Net Operating Income (NOI) ............                $9,443,110
 Underwritten Net Cash Flow (NCF) ...................                $9,399,360
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................                     MLML
 Origination Date ....................................                 10/23/03
 Cut-off Date Principal Balance ......................              $30,000,000
 Cut-off Date Loan Balance Per SF/Unit ...............                 $173,410
 Percentage of Initial Mortgage Pool Balance .........                     2.8%
 Number of Mortgage Loans ............................                        1
 Type of Security (fee/leasehold) ....................                Leasehold
 Mortgage Rate .......................................                   5.375%
 IO Period (Months) ..................................                      120
 Original Term/ARD (Months) ..........................                      120
 Original Amortization Term (Months) .................                      NAP
 Lockbox .............................................   Soft-Springing Hard(1)
 Cut-off Date LTV Ratio ..............................                   20.69%
 LTV Ratio or ARD ....................................                   20.69%
 Underwritten DSCR on NOI ............................                     5.86
 Underwritten DSCR on NCF ............................                     5.83
--------------------------------------------------------------------------------

---------------------
(1) All income from the 167 East 61st Street Property will be deposited into a clearing account under the control of both borrower and lender. The borrower may access funds in the clearing account unless or until a Sweep Event occurs, at which point amounts on deposit in the clearing account are required to be swept periodically by or on behalf of the lender into a cash management account maintained by the lender. A "Sweep Event" means the earlier to occur of an event of default or the debt service coverage ratios trigger is met.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------





                               [GRAPHIC OMITTED]





This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "167 East 61st Street Loan") is evidenced by a single note and is secured by a leasehold interest in a cooperative apartment property (the "167 East 61st Street Property") located on the Upper East Side of Manhattan, New York. The 167 East 61st Street Loan is an interest only loan and represents approximately 2.8% of the initial mortgage pool balance and 3.4% of the initial mortgage pool balance of Loan Group 1. The loan may be prepaid on or after August 1, 2013, and permits defeasance with United States government obligations beginning two years after securitization.

The 167 East 61st Street Loan has been underwritten assuming market rental rates1 for the 167 East 61st Street Property's cooperative units. See "Risk Factors -- Risks Related to the Underlying Mortgage Loans -- 5.2% of the Initial Mortgage Pool Balance Will Be Represented By Mortgage Loans Served By Residential Cooperative Properties, Thereby Materially Exposing the Certificateholders to Risks Associated with the Performance of Residential Cooperative Properties" in the Prospectus Supplement.

THE BORROWER. The 167 East 61St Street Property is owned by Trump Plaza Owners, Inc., a cooperative housing corporation. The borrower serves as the indemnitor for the loan non-recourse carve outs.

THE PROPERTY. The 167 East 61st Street Property consists of a 39-story, 173 unit cooperative apartment building located along the west side of Third Avenue between East 61st and East 62nd Street on the Upper East Side of Manhattan. There are 2 sponsor-held rental units that are 100% leased. The apartments are located on the upper 35 floors of the building. The first two floors are used as a two-story lobby and two-story street level retail. The third floor is used for mezzanine space for the retail tenants, mechanical room and the manager's apartment. Each floor has approximately five apartment units. The basement and sub-basement consist of an 80-space public parking garage, laundry room, mechanical rooms and storage bins for residents. The cooperative also includes 163-165 East 61st Street which consists of two buildings, each with 4 apartment units. As of August 11th, 2004, the building was 100% occupied. The 163-165 East 61st Street retail, garage and laundry room spaces are all leased under a master lease (the "Master Lease") to The Trump Corporation. The Master Lease expires in 2083. The 167 East 61st Street Property is constructed on land which is subject to a ground lease. The ground lease expires, co-terminus with the Master Lease, in December 2083. The borrower has the right of first refusal on any bona fide purchase offer of the fee interest in the site.

The following table presents certain information relating to the unit configuration of the 167 East 61st Street Property:


-----------------------------------------------------------------------------------------------------------------------------------
                                                     MULTIFAMILY INFORMATION
                                                     -----------------------
                                                                                                                 AVERAGE MONTHLY
                      NO. OF UNITS/     AVERAGE UNIT          NET                           AVERAGE MONTHLY       MARKET RENT/
        UNIT MIX       SQUARE FEET    SQUARE FEET(1,2)   RENTABLE SF(1)  % OF TOTAL UNITS     ASKING RENT           UNIT(2,3)
 One Bedroom                69               993             68,523               39.9%              NA             $  5,793
 Two Bedroom                69             1,410             97,305               39.9%              NA             $  8,225
 Three Bedroom              35             1,625             56,886               20.2%              NA             $  9,479
                            --             -----             ------              -----             ------           --------
 Total/Wtd. Avg.           173             1,287            222,714              100.0%              NA             $  8,131
 Commercial Space                                            20,000(4)           100.0%            $25.50           $ 150.00
-----------------------------------------------------------------------------------------------------------------------------------

THE MARKET(3). The 167 East 61st Street Property is located on the Upper East Side of Manhattan. Manhattan's approximately 1.54 million residents, at approximately 57,000 per square mile, make it one of the most densely populated residential areas in the nation. The Upper East Side of Manhattan is known for its luxury apartment buildings, elegant townhouses, museums, galleries, restaurants and retail stores. The boundaries of the neighborhood are East 57th Street to the south, the East River to the east, East 96th Street to the north and Central Park to the west. Madison, Third and Lexington Avenues within the Upper East Side are considered as the prime retail corridors in the area. Public transportation is widely available with buses on all major cross streets and subway service available along Lexington Avenue. The indicative vacancy rate is approximately 3.5% for the Upper East Side residential market.

----------
(1)  Approximate.
(2) Represent approximations based upon allocated cooperative shares and the approximate net rental area of the residential component.
(3) Certain information from the appraisal dated August 4, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.
(4)  Represents an approximation of the street level retail space only.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the 167 East 61st Street Loan:

--------------------------------------------------------------------------------
                       ESCROWS / RESERVES
                       ------------------
  TYPE:                             INITIAL       MONTHLY
  Taxes ........................       $0        $169,127
  Insurance ....................       $0        $ 15,254
  Capital Expenditures .........       $0        $  3,646
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The property is managed by Bellmarc Property Management Services, Inc.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

MALL AT FAIRFIELD COMMONS (1)
-----------------------------




                               [GRAPHIC OMITTED]





--------------------------------------------------------------------------------
                           PROPERTY INFORMATION
--------------------------------------------------------------------------------
 Number of Mortgaged Real Properties ................                         1
 Location (City/State) ..............................           Beavercreek, OH
 Property Type ......................................           Anchored Retail
 Size (Sq. Ft.) .....................................                856,879(2)
 Percentage Occupancy as of August 31, 2003 .........                     98.7%
 Year Built .........................................                      1993
 Appraisal Value ....................................              $171,500,000
 # of Tenants .......................................                       120
 Average Rent Per Square Foot .......................                 $15.28(2)
 Underwritten Occupancy .............................                     96.2%
 Underwritten Revenues ..............................               $20,588,421
 Underwritten Total Expenses ........................                $6,323,114
 Underwritten Net Operating Income (NOI) ............               $14,265,306
 Underwritten Net Cash Flow (NCF) ...................               $13,516,797
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
 Mortgage Loan Seller ................................                      KEY
 Origination Date ....................................                 10/17/03
 Cut-off Date Principal Balance ......................              $28,500,000
 Cut-off Date Loan Balance Per SF/Unit ...............                  $133(2)
 Percentage of Initial Mortgage Pool Balance .........                     2.7%
 Number of Mortgage Loans ............................                        1
 Type of Security (fee/leasehold) ....................                      Fee
 Mortgage Rate .......................................                    5.45%
 IO Period ...........................................                        0
 Original Term to Maturity/ARD (Months) ..............                      132
 Original Amortization Term (Months) .................                      360
 Lockbox .............................................   Soft-Springing Hard(3)
 Cut-off Date LTV Ratio ..............................                    66.5%
 LTV Ratio at Maturity or ARD ........................                    54.0%
 Underwritten DSCR on NOI ............................                    1.85x
 Underwritten DSCR on NCF ............................                    1.75x
--------------------------------------------------------------------------------

---------------------
(1) Fitch, Inc. and Standard and Poor's Ratings Services have indicated that, in the context of its inclusion in the trust, the credit characteristics of the Mall at Fairfield Commons Loan are consistent with the characteristics of an investment grade-rated obligation.
(2)  Approximate.
(3) At any time during the term of the Fairfield Commons Loan, if the applicable debt service coverage ratio, as computed by the mortgagee, is less than 1.35 to 1.00 or upon the occurrence of an event of default under the loan documents, then (i) neither the borrower nor the property manager will have any further rights of withdrawal with respect to the lockbox account, (ii) the lender will have the exclusive right to withdraw funds deposited into the lockbox account, and (iii) the funds deposited in the lockbox account shall be swept on a daily basis into lender's cash management account.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------






                               [GRAPHIC OMITTED]




This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Fairfield Commons Loan") is evidenced by one note, in the amount of $28,500,000. The Fairfield Commons Loan is secured, on a pari passu basis, with a $85,500,000 companion loan (the "Fairfield Commons Companion Loan") by a first mortgage encumbering an anchored retail center located in Beavercreek, Ohio (the "Fairfield Commons Property"). The aggregate amount of the Fairfield Commons Loan and Fairfield Commons Companion Loan is $114,000,000. The Fairfield Commons Loan represents approximately 2.7% of the initial mortgage pool balance. The Fairfield Commons Loan was originated on October 17, 2003. The Fairfield Commons Companion Loan will not be an asset of the trust. The Fairfield Commons Companion Loan and the Fairfield Commons Loan will be governed by an intercreditor agreement, and are expected to be serviced pursuant to the terms of a pooling and servicing agreement relating to another securitization as described in the prospectus supplement under "DESCRIPTION OF THE MORTGAGE POOL - The Fairfield Commons Mortgage Loan".

The Fairfield Commons Loan has a remaining term of 132 months and a scheduled maturity date of November 1, 2014. The Fairfield Commons Loan may be prepaid on or after September 1, 2014, and permits defeasance with United States government obligations beginning two years and fifteen days after the securitization.

THE BORROWER. The borrower is MFC Beavercreek, LLC, a special purpose entity (the "Borrower"). Legal counsel to the Borrower delivered a non-consolidation opinion in connection with the Fairfield Commons Loan. The member of the Borrower is affiliated with Glimcher Realty Trust (91.4%) and various limited partners (8.6%).

Glimcher Realty Trust ("GRT") is a fully-integrated, self-administered, and self-managed Maryland real estate investment trust and an owner, developer, and manager of retail properties consisiting of regional and super regional malls and community shopping centers. GRT is headquartered in Columbus, Ohio. Through its subsidiary partnerships, it currently has an interest in over 73 properties containing an aggregate 25.7 milliion SF of net rentable area in 22 states. As of October 22, 2003, GRT's total market capitalization was approximately $770 million.

THE PROPERTY. The Fairfield Commons Property is a two-level enclosed regional mall located at the intersection of North Fairfield Road and New Germany - Trebein Road, just south of I-675, in Beavercreek, Ohio. The Fairfield Commons Property was constructed in 1993 and is anchored by Elder Beerman, Lazarus, Sears, Parisian, and JC Penney. Major tenants include GAP, Abercrombie and Fitch, Eddie Bauer, The Limited, Banana Republic, Bath and Body Works, and The Disney Store. A new anchor tenant, Galyan's Trading Company, has begun the expansion of their anchor space which is to contain approximately 84,000 SF. The mall has approximately 1,090,318 SF of retail space, approximately 856,879 SF of which is collateral for the loan. As of August 31, 2003, the Fairfield Commons Property was 98.7% occupied. The occupancy has remained above 96% for the past three years.

The following table presents certain information relating to the major tenants at the Fairfield Commons Property:

--------------------------------------------------------------------------------
         ANCHOR TENANTS / SIGNIFICANT NATIONAL IN-LINE TENANTS
         -----------------------------------------------------
       TENANT NAME                          PARENT COMPANY
 Elder-Beerman Stores     Elder-Beerman Stores, Corp. (NasdaqNM:EBSC)
 Lazarus, Inc.(4)         Federated Department Stores, Inc. (NYSE:FD)
 Sears Roebuck & Co.             Sears Roebuck & Co. (NYSE:S)
 Parisian, Inc.                  Saks Incorporated (NYSE:SKS)
 JC Penney Company            JC Penney Company, Inc. (NYSE:JCP)
 Galyan's(5)            Galyan's Trading Company, Inc. (NasdaqNM:GLYN)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                          MOODY'S /    SQUARE      % OF    SALES      BASE       LEASE
       TENANT NAME          S&P(1)     FEET(2)      GLA    PSF(3)    RENT PSF   EXPIRATION
 Elder-Beerman Stores       NA/NA     150,000      17.5%    $131        $4.25      2013
 Lazarus, Inc.(4)         Baa1/BBB+   149,412       NAP      NAP         NAP       2015
 Sears Roebuck & Co.      Baa1/BBB    127,922      14.9%    $162        $3.75      2008
 Parisian, Inc.             B1/BB     130,199      15.2%    $123        $8.00      2014
 JC Penney Company         Ba3/BB+    126,170      14.7%    $157        $3.60      2008
 Galyan's(5)                NA/NA      84,000       NAP      NAP         NAP       2020
----------------------------------------------------------------------------------------------

---------------------
(1) Ratings provided are for the entity listed in the "Parent Company" column whether or not the parent company guarantees the lease.
(2)  Approximate.
(3) Sales per square foot for the 12-month period ending 12/31/02, as reported by the managing agent. No representation is made as to the accuracy of the sales data.
(4)  Lazarus, Inc. is not part of collateral.
(5)  Ground lease.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Fairfield Commons Property:

--------------------------------------------------------------------
                    LEASE ROLLOVER SCHEDULE
                    -----------------------
                  NUMBER      SQUARE     % OF
                OF LEASES      FEET       GLA       BASE RENT
       YEAR      EXPIRING  EXPIRING(1)  EXPIRING     EXPIRING
    VACANT        NAP        10,915      1.3%           NAP
  2003 & MTM       5         14,925      1.7%        $484,588
     2004          23        55,578      6.5%       1,944,662
     2005          12        29,352      3.4%         898,777
     2006          6         11,265      1.3%         395,081
     2007          5         11,529      1.3%         394,454
     2008          17       287,233     33.5%       2,024,467
     2009          12        58,704      6.9%       1,339,147
     2010          3         17,862      2.1%         398,000
     2011          5         23,531      2.7%         773,923
     2012          7         20,097      2.3%         719,647
  THEREAFTER       20       315,888     36.9%       3,554,753
--------------------------------------------------------------------
     TOTAL        115       856,879    100.0%     $12,927,499
--------------------------------------------------------------------


----------------------------------------------------------------------------------------
                 % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
                   RENT      SQUARE FEET     % OF GLA     BASE RENT    OF BASE RENT
       YEAR      EXPIRING    EXPIRING(1)      EXPIRING     EXPIRING      EXPIRING
    VACANT         NAP         10,915          1.3%            NAP          NAP
  2003 & MTM     3.7%          25,840          3.0%        $   484,588      3.7%
     2004       15.0%          81,418          9.5%         2,429,250      18.8%
     2005        7.0%         110,770         12.9%         3,328,027      25.7%
     2006        3.1%         122,035         14.2%         3,723,108      28.8%
     2007        3.1%         133,564         15.6%         4,117,562      31.9%
     2008       15.7%         420,979         49.1%         6,142,029      47.5%
     2009       10.4%         479,501         56.0%         7,481,176      57.9%
     2010        3.1%         497,363         58.0%         7,879,176      60.9%
     2011        6.0%         520,894         60.8%         8,653,099      66.9%
     2012        5.6%         540,991         63.1%         9,372,746      72.5%
  THEREAFTER    27.5%         856,879        100.0%         12,927,499    100.0%
----------------------------------------------------------------------------------------
     TOTAL     100.0%         856,879        100.0%        $12,927,499    100.0%
----------------------------------------------------------------------------------------

THE MARKET.(2) The Fairfield Commons Property is located in Beavercreek, Ohio, a suburb of Dayton, and is part of the Dayton-Springfield Metropolitan Statistical Area. The Fairfield Commons Property is approximately 200 miles south of Cleveland, 70 miles west of Columbus, 60 miles north of Cincinnati, and 118 miles east of Indianapolis.

The Fairfield Commons Property attracts people from a radius of approximately 30 miles. The primary trade area is considered to be ten miles with a secondary trade area of twenty miles. The 2002 average household income within a ten-, twenty- and thirty-mile radius of the subject is $56,596, $58,586, and $58,082, respectively. The 2002 population within a ten-, twenty-, and thirty-mile radius is 452,361, 890,821, and 1,202,444, respectively. The median home value within a ten mile radius is $94,401.

The Fairfield Commons Property is located within 15 miles of many of the area's top employers, providing a good-sized population base from which to draw. One of the largest employers is Wright-Patterson Air Force Base, which is unique to other bases across the country due to its technological facilities and research. The trade area also includes some of the country's top technical and manufacturing companies including Delphi Automotive, Reynolds & Reynolds, GM, Navistar International, and NCR.

ESCROWS. The borrower was required, at closing, to deliver a letter of credit in the amount of $4,000,000.00, to be released to borrower upon timely satisfaction of specified conditions in connection with completion of construction and occupancy of the premises demised to Galyan's Trading Company, Inc. If the specified conditions are not satisfied within twenty-four months of the closing of the Fairfield Commons Loan, the letter of credit may be drawn upon and the proceeds applied to the outstanding principal balances of the Fairfield Commons Loan and Fairfield Commons Companion Loan on a pro rata basis, and the applicable yield maintenance amount due is payable by the borrower from funds other than the proceeds of the letter of credit.

The originator conditionally waived the requirements providing for certain escrows for replacement reserves and tenant improvements/leasing commissions, as long as there is no default under the Loan and the property maintains a debt service coverage ratio of 1.35x. The originator conditionally waived the requirement for an insurance reserve fund for so long as (i) no event of default has occurred and is continuing, and (ii) the borrower maintains blanket policies and provides lender with evidence of all required coverages.

PROPERTY MANAGEMENT. Glimcher Properties Limited Partnership and Glimcher Development Corporation are the property managers for the Fairfield Commons Property. The property managers are affliated with the borrower.

---------------------
(1)  Approximate.
(2) Certain information from a third-party appraisal dated March 28, 2003. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.


This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc, McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

MERRILL LYNCH MORTGAGE TRUST 2003-KEY1

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-KEY1
--------------------------------------------------------------------------------

                     ADDITIONAL MORTGAGE LOAN INFORMATION


For a detailed presentation of certain characteristics of the mortgage loans and mortgaged properties, on an individual basis and in tabular format, see Annex A-1 to the prospectus supplement. See Annex A-2 for certain information in tabular form related to the mortgage loans and mortgaged properties. See Annex B Multifamily Schedule to the prospectus supplement for certain information regarding multifamily mortgaged real properties.









              THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.




This material is for your private information and none of Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., McDonald Investments Inc., Credit Suisse First Boston LLC or Morgan Stanley & Co. Incorporated (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.
                                       59